As Filed with the Securities and Exchange Commission on April 28, 2016
 Registration Nos. 2 - 30771
811 - 01764

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[    ]         Pre-Effective Amendment No.
[ x ]         Post-Effective Amendment No. 64

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ x ]         Amendment No. 65

AMERICAN FIDELITY SEPARATE ACCOUNT A
(FORMERLY AMERICAN FIDELITY VARIABLE ANNUITY FUND A)
(Exact Name of Registrant)

AMERICAN FIDELITY ASSURANCE COMPANY
(Name of Depositor)

9000 CAMERON PARKWAY, OKLAHOMA CITY, OKLAHOMA                                                                                                                                          73114
(Address of Depositor’s Principal Executive Offices)                                                                                                                                     (Zip Code)

Depositor’s Telephone Number, Including Area Code                                                                                                                     405.523.2000
Christopher T. Kenney	Copies to:
Vice President and
General Counsel	Jennifer Wheeler
American Fidelity Assurance Company	McAfee & Taft
9000 Cameron Parkway	A Professional Corporation
Oklahoma City, Oklahoma 73114	10th Floor, Two Leadership Square
(Name and Address of Agent for Service)	Oklahoma City, OK 73102-7103

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ x ]	on May 1, 2016 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ]	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:                                         Group variable annuity contracts

AFPR1ME
GROWTH
Variable Annuity® from

May 1, 2016

AFPR1ME GROWTH™ Variable Annuity

issued by

American Fidelity Separate Account A

and

American Fidelity Assurance Company

PROSPECTUS
May 1, 2016

American Fidelity Separate Account A (“Separate Account A”) is offering the AFPR1ME GROWTH™ Variable Annuity to employers for use in qualified retirement plans.  The AFPR1ME GROWTH™ Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity Assurance Company and the employer for use in qualified retirement plans or an individual using the contract to fund an Individual Retirement Annuity.

The assets of Separate Account A will be invested solely in Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio (“Vanguard® VIF Total Stock Market Index Portfolio”), which seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market.

This prospectus contains important information about the AFPR1ME GROWTH™ Variable Annuity and Separate Account A that a prospective investor should know before investing.  To learn more about the variable annuity and Separate Account A, you should read our Statement of Additional Information dated May 1, 2016 that we filed with the Securities and Exchange Commission (“SEC”).  The SEC maintains a web site (www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference and other material that we file electronically with the SEC.

The Statement of Additional Information is incorporated by reference into this document.  The table of contents of the Statement of Additional Information appears on the last page of this prospectus.  For a free copy of our Statement of Additional Information, call us at 800.662.1113 or write to us at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520 or e-mail us at va.help@americanfidelity.com.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.  This prospectus may only be used to offer the contract where the contract may be lawfully sold.  The contract and certain features described in the contract may only be available in certain states.

Please read this prospectus carefully and keep it for future reference.

GLOSSARY OF TERMS

Some of the terms used in this prospectus are technical.  To help you understand these terms, we have defined them below.

Account value:  The value of a participant’s account during the accumulation phase.

Accumulation phase:  The period of time between when a participant elects to participate in the plan and ending when a participant begins receiving annuity payments.  Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation phase.

Accumulation unit:  The unit of measurement used to keep track of the value of a participants interest in a sub-account during the accumulation phase or period.

Annuitant:  The person on whose life annuity payments are based.

Annuity:  A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

Annuity date:  The date annuity payments begin.

Annuity options:  The pay-out methods available during the annuity phase.

Annuity payments:  Regular income payments received from the policy during the annuity phase.

Annuity phase:  The period during which we make annuity payments.

Annuity unit:  The unit of measure we use to calculate annuity payments during the annuity phase.

Contract:  The master group contract between American Fidelity Assurance Company and a contract owner.

Contract owner:  The entity to which a contract is issued, which is normally the employer of participants or an organization representing an employer.

Participant:  A person for whom an interest is maintained under a group variable annuity policy, generally an employee.

Participant account:  The account maintained for each participant reflecting the accumulation units credited.

Purchase payment:  Money invested in the contract by or on behalf of a participant and allocated to a participant’s account.

Separate Account:  The separate account is called American Fidelity Separate Account A, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

We, Us, Our:  American Fidelity Assurance Company, the insurance company offering the contract or policy.

You, Your:  A participant in the contract, generally an employee.

SUMMARY

In this summary, we discuss some of the important features of the group variable annuity contract.  You should read the entire prospectus for more detailed information about your account and Separate Account A.

The AFPR1ME GROWTH™ Variable Annuity.  The AFPR1ME GROWTH™ Variable Annuity is a contract between an employer, who is the contract owner on behalf of its participants, and American Fidelity Assurance Company, which is the insurance company.  Money invested in the AFPR1ME GROWTH™ Variable Annuity is invested in the Vanguard® VIF Total Stock Market Index Portfolio. The AFPR1ME GROWTH™ Variable Annuity is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes.  You should not become a participant in the AFPR1ME GROWTH™ Variable Annuity if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment.

Like all deferred annuities, the annuity contract has two phases:  the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity, and your earnings accumulate on a tax-deferred basis.  You can withdraw money from your participant account during the accumulation phase, but federal income tax and penalties may apply. A  qualified plan already provides tax-deferral; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax-deferral feature.

The annuity phase begins when you start receiving regular payments under the annuity income options from your participant account. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your participant account during the accumulation phase and on the investment performance of the Vanguard® VIF Total Stock Market Index Portfolio.

The money you invest in your AFPR1ME GROWTH™ Variable Annuity is used to purchase, at net asset value, shares of Vanguard® VIF Total Stock Market Index Portfolio.  Past performance does not guarantee future results.

Generally, the premium deposits you make are excludable from your gross income, and earnings are not taxed until you make a withdrawal.  If you withdraw any money before you are 59½, you may be charged a federal tax penalty on the taxable amounts withdrawn.  In most cases, the penalty is 10% on the taxable amounts.  All payments during the annuity period are taxable.

You may withdraw money at any time during the accumulation phase.  No fees are charged for withdrawals.  Restrictions exist under federal tax law concerning when you can withdraw money from a qualified plan, and you may have to pay income tax and a tax penalty on any money you withdraw.  If a withdrawal causes your participant account to have a remaining value of less than $1,000, we may redeem all your accumulation units and cancel your account.

Although the contract does not have a “free-look” provision, you do have the right to withdraw all or part of the value of your participant account at any time without paying a withdrawal fee.  If the contract is returned to us or our representative within 30 calendar days after it is delivered, we will refund the greater of the purchase payments paid or the account value.

Questions.  If you have any questions about your contract or need more information, please contact us at:

American Fidelity Assurance Company
Annuity Services Department
P.O. Box 25520
Oklahoma City, OK 73125-0520
Telephone:  800.662.1113
E-mail: va.help@americanfidelity.com

FEE TABLE

The following tables describe the fees and expenses you will pay when buying, owning and surrendering your policy.  The first table describes the fees and expenses that you will pay at the time you buy your policy or make a purchase payment.  State premium taxes may also be deducted.

One-time Contract Certificate Fee	$15.00
Participant Transaction Expenses (as a percentage of purchase payments)
Sales Charge	3.00%
Administrative Expense	0.25%
Minimum Death Benefit Expense*	0.75%
Deferred Sales Load	None
Surrender Fees	None

*Not applicable after age 65.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the portfolio fees and expenses.
Per Payment Charge	$0.50
Separate Account A Annual Expenses (as a percentage of average account value) Mortality and Expense Risk Fees	0.96025%

The next table shows the minimum and maximum total operating expenses charged by Vanguard® VIF Total Stock Market Index Portfolio that you pay periodically during the time that you own the policy.  Additional information about the Vanguard® VIF Total Stock Market Index Portfolio’s fees and expenses is contained in the Vanguard® VIF Total Stock Market Index Fund’s Summary Prospectus (the “Vanguard Summary Prospectus”).

Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets)	MINIMUM 0.16%	MAXIMUM 0.16%

Vanguard® VIF Total Stock Market Index Portfolio
Management Expenses	0.00%
Investment Advisory Fee	0.00%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.16%

The purpose of the fee table is to show you the various costs and expenses that you will bear directly or indirectly.  The table reflects the expenses of both Separate Account A and Vanguard® VIF Total Stock Market Index Portfolio.  For a more complete explanation of each of the expense components, see the information under “Expenses” that appears elsewhere in this document, as well as the description of expenses of Vanguard® VIF Total Stock Market Index Portfolio in the Vanguard Summary Prospectus.  Although premium taxes are not reflected in the fee table, they may apply.

Example

The example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts.  These costs include contract owner transaction expenses, contract fees, separate account annual expenses and portfolio fees and expenses.

This example also assumes that (i) you invest $10,000 in the policy, (ii) your investment has a 5% return each year, and (iii) the maximum fees and expenses of the portfolio apply.  Although your actual costs may be higher or lower, based on these assumptions, the example shows the expenses you would pay on a $10,000 investment.  Because no surrender fees or deferred sales load charges apply, the expenses below show the amount you would pay regardless of whether you surrender your policy at the end of each time period or do not surrender your policy or if you annuitize.

1 Year	3 Years	5 Years	10 Years
$525	$756	$1,006	$1,719

This example should not be considered a representation of past or future expenses.  Actual expenses may be greater or less than those shown above.  Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future performance.

CONDENSED FINANCIAL INFORMATION

The following table shows accumulation unit values and the number of accumulation units outstanding for Separate Account A for the last ten years, as derived from the financial statements of Separate Account A.  The accumulation unit information reflects Separate Account A’s operations as a unit investment trust investing in Vanguard® VIF Total Stock Market Index Portfolio as of December 1, 2014 and in American Fidelity Dual Strategy Fund prior to that date.

	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Accumulation Unit value:
Beginning of year	$43.784	$39.748	$30.286	$26.275	$26.511	$22.545	$18.209	$29.942	$27.507	$25.273
End of year	$43.526	$43.784	$39.748	$30.286	$26.275	$26.511	$22.545	$18.209	$29.942	$27.507
Number of Accumulation Units outstanding at end of year (in 000’s)	3,924	4,171	4,467	4,793	5,151	5,446	5,739	5,811	6,037	6,429

THE AFPR1ME GROWTH™ VARIABLE ANNUITY

About the Contract

The AFPR1ME GROWTH™ Variable Annuity is a group annuity.  A group annuity is a contract between an employer, who is the contract owner on behalf of its participants, and an insurance company (in this case American Fidelity Assurance Company), where the insurance company promises to pay the participant or someone else you choose an income in the form of annuity payments beginning on a date chosen.  The person upon whose life the policy is based is called the annuitant, even if that person is you.  If the annuitant dies during the accumulation phase, American Fidelity Assurance Company will pay a death benefit to your beneficiary.

We may change the AFPR1ME GROWTH™ Variable Annuity at any time if required by state or federal laws.  After a contract has been in force for three years, we may change any term of the contract except that benefits already earned by participants cannot be decreased and guaranteed monthly life incomes cannot be decreased.  We will notify contract owners of any change at least 90 calendar days before a change will take effect.

Naming a Beneficiary

A beneficiary is the person or entity that you name to receive the benefit of your policy upon the death of the annuitant.  You name the beneficiary or beneficiaries at the time you become a participant in the contract, but you may change beneficiaries at a later date.  If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.

You can change the beneficiary of your policy at any time during the annuitant’s life, unless you name the person as an irrevocable beneficiary.  The interest of an irrevocable beneficiary cannot be changed without his or her consent.

To change your beneficiary, you need to send a request on a form we accept to our home office.  The change will go into effect when signed, subject to any payments we make or actions we take before we record the change.  A change cancels all prior beneficiaries, except any irrevocable beneficiaries.  The interest of the beneficiary will be subject to any annuity option in effect at the time of the annuitant’s death.

Voting Rights

American Fidelity Assurance Company is the legal owner of the Vanguard® VIF Total Stock Market Index Portfolio shares allocated to Separate Account A.  However, we believe that when Vanguard® VIF Total Stock Market Index Portfolio solicits proxies in conjunction with a shareholder vote, we are required to obtain from participants instructions as to how to vote those shares.  When we receive these instructions, we will vote all of the shares we own for the benefit of Separate Account A in proportion to those instructions.  This type of voting may allow a small number of participants to control the outcome of the vote.  Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Substitution

We cannot guarantee that Vanguard® VIF Total Stock Market Index Portfolio will always be available for our variable annuity products.  If it should not be available, we will try to replace it with a comparable fund.  A substitution of shares attributable to the contracts will not be made without prior notice to contract owners and participants and the prior approval of the SEC in conformity with the Investment Company Act of 1940.

PURCHASING ACCUMULATION UNITS

Purchase Payments

In order to keep track of the value of your account during the accumulation phase, we use a measurement called an accumulation unit.  Each time you invest money with us, you are making a purchase payment.  Every purchase payment you make increases the number of accumulation units in your participant account.  You may make purchase payments at any time during the accumulation phase.  Your first purchase payment must be at least $20, and after that, each purchase payment must be at least $10.  You may increase, decrease or change the frequency of your purchase payments at any time.  We reserve the right to reject any application or purchase payment.

Once we receive your initial purchase payment and application, we will issue you a certificate evidencing your participation in the annuity contract.  We will invest your first purchase payment within two business days of receiving it.  If you do not give us all of the information we need, we will contact you to get it.  If for some reason we are unable to complete the initial application process within five business days, we will either send your money back to you or get your permission to keep it until we get all of the necessary information.  After your initial purchase payment, we will credit all subsequent purchase payments to your participant account using the accumulation unit value next determined after receipt.  If we receive a purchase payment by 3:00 p.m., Central Time, we will apply same-day pricing to determine the number of accumulation units to credit to your account.

Accumulation Units

The value of your participant account will go up or down depending upon the investment performance of Vanguard® VIF Total Stock Market Index Portfolio and the expenses of, and deductions charged by, Separate Account A.  The value of your participant account is based on the number of accumulation units in your account and the value of the accumulation units.

We calculate the value of an accumulation unit after the New York Stock Exchange closes on each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, and then credit your participant account accordingly.  We determine the value of an accumulation unit by dividing the total value of net assets by the number of the outstanding accumulation units.  The value of an accumulation unit may go up or down from day to day.

The value of your account at any time before you begin receiving annuity payments is determined by multiplying the total number of accumulation units credited to your account by the current accumulation unit value.  When you make a purchase payment, we credit your participant account with accumulation units.  The number of accumulation units credited is determined by dividing the amount of the net purchase payment (after deduction of 4% to cover sales, administrative and minimum death benefit charges and $0.50 per purchase payment) by the value of the accumulation unit.  For example, on Thursday morning, we receive a premium deposit of $100 from you.  At 3:00 p.m., Central Time, on that Thursday, we determine that the value of an accumulation unit is $20.25.  We then divide $95.50 by $20.25 and credit your participant account on Thursday night with 4.72 accumulation units.  A $15 certificate fee will also be deducted from the first purchase payment.

Each participant is advised semiannually of the number of accumulation units credited to his or her account, the current accumulation unit value, and the total value of the account.

RECEIVING PAYMENTS FROM THE ANNUITY

Annuity Date

Upon investing in the AFPR1ME GROWTH™ Variable Annuity, you may select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity.  You may select your desired annuity date at any time after your initial investment and you may change the annuity date if you choose; however, you must notify us of your desired annuity date at least 30 calendar days before you want to begin receiving annuity payments.  The annuity date may not be later than the earliest to occur of the distribution date required by federal law, the contract owner’s tax qualified plan or, if applicable, state law.

Selecting an Annuity Option

On your annuity date, we will begin making annuity payments in accordance with one of our annuity options.  If the value of your participant account is at least $5,000, you may choose from our various annuity options.  You must designate the annuity option you prefer at least 30 calendar days before your annuity date.  If you do not choose an annuity option, we will make annuity payments to you in accordance with Option 2 below.  If the value of your account is less than $1,000, we reserve the right to pay you the entire amount of your participant account in one lump sum on your annuity date.

Annuity Payments

Although we reserve the right to change the frequency of the payments, annuity payments are paid in monthly installments unless you elect to receive them quarterly, semi-annually or annually.  Electing to receive payments less frequently will increase the individual payment amount.  However, the amount of the quarterly, semi-annual or annual installments will be actuarially equivalent (mathematically equivalent) to the monthly installment.

Annuity payments may be made on a variable basis or on a fixed basis.  Payments made on a variable basis are based on the actual investment performance of Vanguard® VIF Total Stock Market Index Portfolio.  Payments made on a fixed basis are based on a dollar amount that is fixed as of the annuity date and an annual rate of interest of 4%.  If you choose a fixed annuity, your annuity payments will be based on an interest rate of 4% regardless of the actual performance of Vanguard® VIF Total Stock Market Index Portfolio.

If you choose to have any portion of your annuity payments based on a variable annuity option, the amount of your first annuity payment will be based on an assumed investment rate of 4.5%.  The amount of subsequent annuity payments you receive may be more or less than your initial payment depending on three things:

•	the value of your participant account on the annuity date,

•	the assumed investment rate of 4.5%, and

•	the performance of Vanguard® VIF Total Stock Market Index Portfolio.

After you receive your first annuity payment, if Vanguard® VIF Total Stock Market Index Portfolio’s actual performance exceeds the 4.5% assumed rate, your monthly annuity payments will increase.  Similarly, if the actual performance rate is less than 4.5%, your annuity payments will decrease relative to the first payment you received.  The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

You may choose one of the following annuity options at any time during the accumulation period.  After your annuity payments begin, you cannot change your annuity option.

Option 1 Life Variable Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.
Option 2 Life Variable Annuity with Payments Certain
We will make monthly payments for the guaranteed period selected and thereafter during the life of the annuitant.  When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death.  If the beneficiary dies before the end of the guaranteed period, the present value of the remaining payments will be paid to the estate of the beneficiary based on an annual compound interest rate of 3.5%.  The guaranteed period may be 10 years, 15 years or 20 years.

Option 3 Unit Refund Life Variable Annuity
We will make monthly payments during the lifetime of the annuitant.  Upon the annuitant’s death, we will make an additional payment equal to the value at the date of death of the number of variable annuity units equal to the excess, if any, of (a) the total amount applied under this option divided by the variable annuity unit value on the annuity date over (b) the variable annuity units represented by each annuity payment multiplied by the number of annuity payments paid prior to death.

Option 4 Joint and Survivor Annuity
We will make monthly payments during the joint lifetime of the annuitant and a joint annuitant.  Payments will continue during the lifetime of the surviving annuitant based on 66 2/3% of the annuity payment in effect during the joint lifetime.  If the joint annuitant is not the annuitant’s spouse, this annuity option may not be selected if, as of the annuity date, the present value of the annuity payments which would be payable to the joint annuitant exceeds 49% of the present value of all payments payable to the annuitant and the joint annuitant.

Option 5 Fixed Annuity	You may elect forms of fixed annuities that have essentially the same characteristics as Annuity Options 1 through 4 above.

You may change your annuity option by written request at any time before you begin receiving annuity payments.  Any change must be requested at least 30 calendar days before the annuity date.  If an option is based on life expectancy, we may require proof of the payee’s date of birth.

EXPENSES

Charges and other expenses associated with the AFPR1ME GROWTH™ Variable Annuity will reduce your investment return.  These charges and expenses are explained below.

Sales Charge	We deduct a 3% sales charge from each purchase payment to recover our distribution expenses. The sales charge for lump sum or periodic payments of $2,000 or more may be less than 3%.
Insurance Charges Administrative Expenses
We deduct 0.25% of each purchase payment we receive to recover administrative expenses, including, but not limited to, salaries, printing, legal, actuarial and accounting fees.
We also charge an additional $0.50 administrative charge against each purchase payment (for the processing of each purchase payment received for each plan participant) and a one-time certificate issuance fee of $15 (which is applied toward the expense of setting up each new administrative record).

Minimum Death Benefit	A deduction of 0.75% of each purchase payment is made to cover our costs associated with the minimum death payment. This deduction is not applicable after you reach age 65.
Mortality and Expense Risk
We assume the risk that participants will live longer than we expect and that we will not have enough money to pay all of the annuity payments we are obligated to pay.  We receive 0.96025% on an annual basis (0.0026308% for each one-day valuation period) of average account value for mortality and expense risks assumed.  Of this amount, 0.85% is for mortality risks and 0.11025% is for expense risks.

Taxes Premium Taxes
Some states and other governmental entities, such as municipalities, charge premium or similar taxes.  We are responsible for paying these taxes and will deduct the amount of taxes paid on your behalf from the value of your participant account.  Some taxes are due when premium deposits are made; others are due when annuity payments begin.  Currently, we pay any premium taxes when they become payable to the states.

Income Taxes	We may deduct from each contract any income taxes which the separate account may incur.
Portfolio Expenses
Deductions are taken from, and expenses paid out of, the assets of Vanguard® VIF Total Stock Market Index Portfolio.  Because Separate Account A purchases shares of Vanguard® VIF Total Stock Market Index Portfolio, the net assets of Separate Account A will reflect the investment advisory fee deducted from Vanguard® VIF Total Stock Market Index Portfolio assets.  You should read the Vanguard Summary Prospectus for information about such deductions.

WITHDRAWALS

You may redeem all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you.  The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for redemption.  There is no assurance that the redemption value of your participant account will equal or exceed the aggregate amount of purchase payments.  We do not charge any administrative fees for withdrawals.

If you redeem part of the accumulation units in your account, the number of accumulation units in your participant account will decrease.  The reduction in the number of accumulation units will equal the amount withdrawn divided by the applicable accumulation unit value next computed after we receive the redemption request.  If a partial redemption reduces the value of your participant account to less than $1,000, we reserve the right to pay you the cash value of all of the accumulation units in your account and cancel your account.

A participant’s request for redemption should be submitted to us in writing on a form we accept, with the signature of the person in whose name the participant account is registered.  In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.  All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day pricing.

Payments for units redeemed will be mailed within three to five business days after we receive a request that is in good order.  However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared.  Redemption rights may be suspended or payment postponed at times when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted;

•
  an emergency exists as a result of which disposal by Vanguard® VIF Total Stock Market Index Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for Vanguard® VIF Total Stock Market Index Portfolio to determine the value of its net assets; or

•	for such other periods as the SEC may by order permit for the protection of participants.

Restrictions exist under federal income tax law concerning when you can make withdrawals from a qualified plan.  In addition, certain adverse tax consequences may result from withdrawals, as explained below under “Federal Tax Matters.”

Frequent Purchases and Withdrawals

Market timing policies are designed to address the excessive short-term trading of investment company shares by a policy owner or policy owners that may be harmful to the remaining policy owners.  Although market timing is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive participants who engage in various long-term or passive investment strategies.  At this time, Separate Account A offers a single investment option, so it does not create the same opportunities for market timing that separate accounts offering multiple investment options create.  However, in order to minimize any opportunity for market timing activities which may be achieved by withdrawing funds and reinvesting in Separate Account A, we have adopted the following specific policies:

•
  We deduct a  sales charge, an administrative charge and a minimum death benefit charge from each purchase payment we receive.  While not designed specifically to discourage market timing activities these expenses have a tendency to discourage it.

•
  After full redemption and cancellation of a participant’s account, no further purchase payments may be made on behalf of the participant.  In addition, if the value of any participant account falls below $1,000 as the immediate result of a withdrawal, that participant’s account may be terminated at our option.

•	We do not accept telephone transactions.

•
  We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time.  This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

If Separate Account A offers more than one investment option in the future, we may adopt additional policies to limit the possibility of market timing that might be accomplished by switching back and forth between investment options.

DEATH BENEFIT

In the event of a participant’s death before receipt of annuity payments, death proceeds are payable to the person’s named beneficiary in an amount equal to:

•	the value of the participant’s account as of the valuation date (the date on which we have received both written notice of death and the beneficiary’s written instructions), or

•	if greater, and if the participant’s death occurs before age 65, 100% of the total purchase payments made by the participant, less any redemptions.

Payments normally are made within seven calendar days of receipt of notice.

If a participant dies during the annuity period, we will pay any remaining guaranteed payments to:

•	the participant’s beneficiary, or

•	the participant’s estate, if no beneficiary survives.

Any payments made to a beneficiary must be made on a payment schedule at least as rapid as that made to the participant.

A beneficiary who is the spouse of a deceased participant may choose to receive the death benefit in any form that the participant could have chosen to receive annuity payments.  Federal tax law requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse beneficiaries may elect to receive death benefit proceeds.  Contracts issued after January 18, 1985 provide that non-spouse beneficiaries must either:

•	take a total distribution within five years of the death of the participant, or

•	by the end of the year following the participant’s death, begin receiving payments for a period not to exceed the expected lifetime of the beneficiary.

OTHER INFORMATION

American Fidelity Assurance Company

American Fidelity Assurance Company is an Oklahoma stock life insurance company incorporated under the laws of the State of Oklahoma in 1960.  Its principal executive offices are located at 9000 Cameron Parkway, Oklahoma City, Oklahoma  73114, telephone number 800.662.1113.  American Fidelity Assurance Company is licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.

American Fidelity Assurance Company has been a wholly-owned subsidiary of American Fidelity Corporation since 1974.  The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership.  William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.  The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 9000 Cameron Parkway, Oklahoma City, Oklahoma  73114.

Separate Account A

American Fidelity Assurance Company’s board of directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law.  The inception date of Separate Account A was January 1, 1970 under the name American Fidelity Variable Annuity Fund A.  It was organized as an open-end diversified management investment company with its own portfolio of securities.  On January 1, 1999, Separate Account A became a unit investment trust.  Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

The assets of Separate Account A are held in American Fidelity Assurance Company’s name on behalf of Separate Account A and legally belong to American Fidelity Assurance Company.  Under Oklahoma law, however, the assets of Separate Account A may not be charged with liabilities arising out of other business activities of American Fidelity Assurance Company.  All income, gains and losses, realized or unrealized, are credited to or charged against Separate Account A contracts without regard for income, gains and losses of American Fidelity Assurance Company.  American Fidelity Assurance Company is obligated to pay all benefits and make all payments under the AFPR1ME GROWTH™ Variable Annuity.

Vanguard® VIF Total Stock Market Index Portfolio

Separate Account A invests exclusively in the Vanguard® VIF Total Stock Market Index Portfolio, which seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.  The investment advisor of the Vanguard® VIF Total Stock Market Index Portfolio is The Vanguard Group, Inc.

More information about the Vanguard® VIF Total Stock Market Index Portfolio can be found in the Vanguard Summary Prospectus.  You may obtain a full prospectus, statement of additional information and other information about the Vanguard® VIF Total Stock Market Index Portfolio free of charge by contacting our Annuity Services Department as instructed on page 1. You should read Vanguard Summary Prospectus carefully before investing.

Underwriter

American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The principal business address of American Fidelity Securities, Inc. is 9000 Cameron Parkway, Oklahoma City, Oklahoma  73114.

LEGAL PROCEEDINGS

There are no material pending legal proceedings affecting Separate Account A, American Fidelity Assurance Company or American Fidelity Securities, Inc.

FINANCIAL STATEMENTS

The financial statements of American Fidelity Separate Account A and of American Fidelity Assurance Company and Subsidiaries are included in the Statement of Additional Information.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

PLACE
STAMP
HERE

________________________
________________________
________________________

American Fidelity Assurance Company
P.O. Box 25520
Oklahoma City, OK  73125-0520

Attention:  Annuity Services Department

Please send me the Statement of Additional Information for the following:

□  AFPR1ME GROWTH™ Variable Annuity
□  Vanguard® VIF Total Stock Market Index Portfolio

Name     ________________________________________________________________
(please print)
Address ________________________________________________________________

________________________________________________________________

________________________________________________________________

AFPR1ME GROWTH™ Variable Annuity

issued by

American Fidelity Separate Account A

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2016

This Statement of Additional Information is not a prospectus.  You should read this document in conjunction with the Prospectus dated May 1, 2016 relating to the AFPR1ME GROWTH™ Variable Annuity.

The Prospectus sets forth information that a prospective investor should know before investing.  For a copy of the Prospectus,

write to us at:	call us at:	e-mail us at:
P.O. Box 25520	800-662-1113	va.help@americanfidelity.com
Oklahoma City, Oklahoma 73125-0520

AFPR1ME GROWTH™ Variable Annuity

issued by

American Fidelity Separate Account A

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2016

GENERAL INFORMATION AND HISTORY

American Fidelity Separate Account A is offering the AFPR1ME GROWTH™ Variable Annuity to employers for use in qualified retirement plans or an individual using the contract to fund an Individual Retirement Annuity.  The depositor, American Fidelity Assurance Company, was organized in Oklahoma in 1960 and is a wholly owned subsidiary of American Fidelity Corporation, a Nevada insurance holding company.  The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership.  William M. Cameron and Lynda L. Cameron, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.

ANNUITY PAYMENTS

Upon investing in the AFPR1ME GROWTH™ Variable Annuity, you will select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity.  Annuity payments may be made on a variable basis and/or a fixed basis.

Fixed Annuity Payments

The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the 4% annuity table in the contract.  The fixed annuity provides a 4% annual guaranteed interest rate on all annuity options.  American Fidelity Assurance Company may pay or credit excess interest on a fixed annuity at its discretion.

Variable Annuity Payments

A participant may elect a variable annuity payout.  Variable annuity payments reflect the investment performance of the Vanguard® VIF Total Stock Market Index Portfolio during the annuity period.  Variable annuity payments are not guaranteed as to dollar amounts.

American Fidelity Assurance Company will determine the first annuity payment by using the 4.5% annuity table in the contract.  It shows the dollar amount of the first monthly payment which can be purchased with each $1,000 of value in a participant account after deducting any applicable premium taxes.

The value of a participant account is determined by multiplying the participant’s accumulation units by the accumulation unit value on the fourteenth calendar day before the first annuity payment.  The first annuity payment varies according to the annuity option selected and the participant’s age.

American Fidelity Assurance Company will determine the number of annuity units payable for each payment by dividing the dollar amount of the first annuity payment by the annuity unit value on the annuity date.  This sets the number of annuity units.  The number of annuity units payable remains the same unless a participant transfers a portion of the annuity benefit to a fixed annuity.  The dollar amount is not fixed and will change from month to month.

The dollar amount of annuity payments after the first payment is determined by multiplying the fixed number of annuity units per payment by the annuity unit value on the fourteenth calendar day preceding the payment date.  The result is the dollar amount of the payment.

Annuity Unit

The value of an annuity unit is determined by multiplying the value of an annuity unit for the immediately preceding period by the product of (1) the net investment factor for the fourteenth calendar day prior to the valuation date for which the value is being determined, and (2) 0.9998794.

Variable Annuity Formulas

The following formulas summarize the annuity payment calculations described above:
Number of Variable Annuity Units	=	Dollar Amount of First Monthly Payment
Variable Annuity Unit Value on Date of First Payment

		Value of Annuity				Net Investment Factor
Annuity Unit Value	=	Unit on Preceding	X	0.9998794	X	for 14th Day Preceding
		Valuation Date				Current Valuation Date

Dollar Amount		Number of		Annuity Unit Value
of Second and	=	Annuity Units	X	for Period in Which
Subsequent Annuity		Per Payment		Payment is Due
Payments

FEDERAL INCOME TAX CONSIDERATIONS

Note: The following is a description of federal income tax law applicable to tax-qualified annuities in general.  Purchasers are cautioned to seek competent tax advice regarding the matters discussed in the Prospectus and this Statement of Additional Information.  American Fidelity Assurance Company does not guarantee the tax status of the policies.  Purchasers bear the complete risk that the policies may not be treated as “Annuity Contracts” under federal income tax laws.  It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.  Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), governs taxation of annuities in general.  A participant is not taxed on increases in the value of his or her participant account until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option elected.  For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the participant’s cost basis, which may be zero.  The taxable portion of a lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income.  For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the participant’s cost basis (adjusted for any period certain or refund feature) bears to the expected return under the contract.  For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a variable annuity option is determined by dividing the participant’s cost basis (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid.  Payments received after the participant’s investment has been recovered (i.e., when the total of the excludable amounts equal the participant’s investment) are fully taxable.  The taxable portion is taxed at ordinary income rates.  For Section 401(a), 401(k), and 403(a) qualified pension, profit-sharing or annuity plans and 403(b) tax-deferred annuities (“Qualified Plans”), the exclusion amount is generally determined by dividing the cost-basis of the contract by the anticipated number of payments to be made under the contract.  Participants, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

American Fidelity Assurance Company is taxed as a life insurance company under the Code.  For federal income tax purposes, Separate Account A is not a separate entity from American Fidelity Assurance Company, and its operations form a part of American Fidelity Assurance Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts.  The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”).  Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the participant with respect to earnings allocable to the contract prior to the receipt of payments under the contract.  The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations (including Treasury Regulation § 1.817-5) which establish diversification requirements for the investment portfolios underlying variable contracts such as the contract.  The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above.  Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

American Fidelity Assurance Company intends that the portfolio will be managed in such a manner as to comply with these diversification requirements.  However, due to the uncertainty in this area, American Fidelity Assurance Company reserves the right to modify the policy in an attempt to maintain favorable tax treatment.

Multiple IRA Contracts

For purposes of determining the tax consequences of any distributions made pursuant to IRAs, SEPs and salary reduction SEPs (“IRA Contracts”), all IRA Contracts are treated as one contract and all distributions during a taxable year are treated as one distribution.

Tax Treatment of Assignments

Contracts issued pursuant to Qualified Plans generally may not be assigned.  The assignment or pledge of an IRA Contract or other policy may be a taxable event.  The owner of a contract should consult competent tax advisers before assigning or pledging the contract.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the participant are subject to federal income tax withholding.  Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments.  However, the participant, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from Qualified Plans which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity are subject to a mandatory 20% withholding for federal income tax.  The 20% withholding requirement generally does not apply to: (a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; (b) distributions which are required minimum distributions; (c) contributions made upon hardship of the employee; or (d) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions).  Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Qualified Plans

The contracts offered by the Prospectus are designed to be suitable for use under various types of Qualified Plans and IRAs.  Because of the minimum premium deposit requirements, the contracts may not be appropriate for some periodic payment retirement plans.  Taxation of participants in each Qualified Plan or IRA varies with the type of plan and terms and conditions of each specific plan.  Participants, annuitants and beneficiaries are cautioned that benefits under a Qualified Plan or IRA may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan.  Some retirement plans are subject to distribution and other requirements that are not incorporated into American Fidelity Assurance Company’s administrative procedures.  Participants, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.  The Prospectus, under “Federal Tax Matters,” describes types of qualified plans with which the contract may be used.  Such descriptions are not exhaustive and are for general informational purposes only.  The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances.  Each purchaser should obtain competent tax advice prior to participating in a contract issued under a qualified plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting contract provisions that may otherwise be available and described in this Statement of Additional Information.  Generally, contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization.  Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.  Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified policies.

Tax Treatment of Withdrawals

Special Tax Treatment for Lump Sum Distributions from Qualified Plans.  If the taxpayer receives an amount from a Qualified Plan issued pursuant to a Qualified Plan and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment.  The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.

Special Rules for Distributions that are Rolled Over.  Special rules apply to a distribution from a contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over in accordance with the provisions of the Code.  These provisions contain various requirements, including the requirement that the rollover be made directly from the distributing plan or within 60 calendar days of receipt:

•	To a traditional IRA under Section 408 of the Code;

•	To another, similar Qualified Plan; or

•	To a Section 403(b) Plan or to a 457(b) Governmental Deferred Compensation Plan.

These special rules only apply to distributions that qualify as “eligible rollover distributions” under the Code.  In general, a distribution from a Qualified Plan Contract will be an eligible rollover distribution except to the extent:

•
  It is part of a series of substantially equal periodic payments made for the taxpayer’s life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary under the plan or for a period of more than ten years;

•	It is a required minimum distribution under Section 401(a)(9) of the Code as described below; or

•	It is made from a Qualified Plan by reason of a hardship.

The administrator of the applicable Qualified Plan should provide additional information about these rollover tax rules when a distribution is made.

Distributions in the Form of Annuity Payments.  If any distribution from a Qualified Plan Contract or IRA Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer’s “after-tax” contributions to the contract (and any other cost basis in the contract).  To the extent the annuity payment exceeds such portion, it is includable in income.  The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code.  If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be fully included in income.

Penalty Tax on Withdrawals.  Generally, there is a penalty tax equal to 10% of the portion of any payment from a Qualified Plan Contract or IRA Contract that is included in income.  This 10% penalty will not apply if the distribution meets certain conditions.  Some of the distributions that are exempted from the 10% penalty are listed below:

•	A distribution that is made on or after the date the taxpayer reaches age 59½;

•	A distribution that is properly rolled over to a traditional IRA or to another eligible employer plan or account;

•	A distribution that is made on or after the death of the taxpayer;

•	A distribution that is made when the taxpayer is totally disabled (as defined in Section 72(m)(7) of the Code);

•
  A distribution that is made as part of a series of substantially equal periodic payments which are made at least annually for the taxpayer’s life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his joint beneficiary under the Qualified Contract (and, with respect to Qualified Plan Contracts, which begin after the taxpayer separates from service with the employer maintaining the plan);

•	A distribution that is made to the taxpayer by reason of separation from service with the employer maintaining the plan during or after the calendar year in which the taxpayer reaches age 55;

•
  A distribution that is made to the taxpayer to the extent it does not exceed the amount allowable as a deduction for medical care under Section 213 of the Code (determined without regard to whether the taxpayer itemizes deductions);

•	A distribution that is made to an alternate payee pursuant to a qualified domestic relations order (that meets the conditions of Section 414(p) of the Code) (not applicable to IRA Contracts);

•
  Distributions from an IRA Contract for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the taxpayer and his or her spouse and dependents if the taxpayer has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the taxpayer has been re-employed for at least 60 calendar days);

•
  Distributions from an IRA Contract made to the taxpayer to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the taxpayer for the taxable year; and

•	Distributions from an IRA Contract made to the taxpayer which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

•	A Distribution that is converted directly to a Roth IRA.

Required Distributions.  Distributions from a contract issued pursuant to a Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code.  Such rules are summarized below:

•
  For Qualified Plans, required distributions generally must start by April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 70½ or the calendar year in which the taxpayer retires;

•	For IRA Contracts (other than a Roth IRA), required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 70½; and

•	When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.

In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer’s death.  The applicable plan documents will contain such rules.

Withdrawal Limitations

Contracts issued pursuant to 401(k) Qualified Plans and 403(b) tax-deferred annuities are subject to limitations only when amounts may be distributed.  The Prospectus, under “Federal Tax Matters,” describes the applicable limitations.

OFFERING OF THE AFPR1ME GROWTH VARIABLE ANNUITY

American Fidelity Separate Account A offers the AFPR1ME GROWTH™ Variable Annuity to employers for use in qualified retirement plans or an individual using the contract to fund an Individual Retirement Account.  The AFPR1ME GROWTH™ Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity Assurance Company and the employer or self-employed individual or an individual using the contract to fund an Individual Retirement Annuity.

Underwriter

American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The policies are offered on a continuous basis.  The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account A for 2015, 2014 and 2013 were $86,322, $90,078 and $96,676, respectively.

Custodian and Independent Registered Public Accounting Firm

The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account A required by Section 31(a) of the Investment Company Act of 1940 is David R. Carpenter, President and Chief Operations Officer of American Fidelity Assurance Company, 9000 Cameron Parkway, Oklahoma City, Oklahoma  73114

The financial statements of American Fidelity Separate Account A and the consolidated financial statements and schedules of American Fidelity Assurance Company and Subsidiaries included in this Statement of Additional Information have been audited by KPMG LLP, Independent Registered Public Accounting Firm, as stated in its reports appearing herein.  KPMG LLP’s address is 210 Park Avenue, Suite 2850, Oklahoma City, Oklahoma 73102.

Investment Consultant

InvesTrust Consulting, LLC, 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the registrant and American Fidelity Assurance Company.  Under the investment consultant agreement, from time to time, InvesTrust Consulting, LLC provides certain reports and information to Separate Account A and American Fidelity Assurance Company.  InvesTrust Consulting, LLC is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.

American Fidelity Assurance Company, the separate account’s depositor, pays any compensation payable to InvesTrust Consulting, LLC for services provided to Separate Account A.  Compensation of $53,115 was paid to InvesTrust Consulting, LLC during 2015 and $0 was paid for 2014 and 2013.

Legal Opinion

McAfee & Taft A Professional Corporation has provided advice on certain matters relating to the federal securities and income tax laws applicable to the contracts.

FINANCIAL STATEMENTS

The following are the financial statements of American Fidelity Separate Account A and the consolidated financial statements and schedules of American Fidelity Assurance Company and Subsidiaries.  The consolidated financial statements of American Fidelity Assurance Company and Subsidiaries should be considered only as bearing on the ability of American Fidelity Assurance Company and Subsidiaries to meet their obligations under the contracts; they should not be considered as bearing on the investment performance of the assets held in Separate Account A.

AMERICAN FIDELITY SEPARATE ACCOUNT A

Financial Statements

December 31, 2015

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors
American Fidelity Assurance Company and
Contract Owners
American Fidelity Separate Account A:

We have audited the accompanying statement of assets and liabilities of American Fidelity Separate Account A (Account A) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of Account A’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2015 were verified by confirmation with the underlying fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Separate Account A as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Oklahoma City, Oklahoma
February 12, 2016

AMERICAN FIDELITY SEPARATE ACCOUNT A
Statement of Assets and Liabilities
December 31, 2015
Investments at fair value:
Vanguard Total Stock Market Index Fund (5,327,613 shares at net asset value of
$32.06 per share) (cost $178,673,099)	$170,803,266
Total assets	170,803,266
Total liabilities	—
Net assets	$170,803,266
Accumulation units outstanding	3,924,171
Accumulation unit value	$43.526
See accompanying notes to financial statements.

2

AMERICAN FIDELITY SEPARATE ACCOUNT A
Statement of Operations
Year ended December 31, 2015
Net investment income:
Investment income distributions from underlying mutual fund	$2,415,468
Mortality and expense fees	(1,711,453)
Net Investment Income	704,015
Realized gains/losses on investments:
Realized gains distributions from underlying mutual fund	5,813,226
Proceeds from sales	12,844,842
Cost of investments sold	(13,176,188)
Net realized loss on investments sold	(331,346)
Net realized gain on investments	5,481,880

Unrealized depreciation on investments, end of year	(7,869,833)
Unrealized depreciation on investments, beginning of year	(763,934)
Change in unrealized depreciation	(7,105,899)
Net decrease in net assets from operations	$(920,004)

See accompanying notes to financial statements.

3

AMERICAN FIDELITY SEPARATE ACCOUNT A
Statements of Changes in Net Assets
Years ended December 31, 2015 and 2014
	2015	2014
Increase (decrease) in net assets from operations:
Net investment income	$704,015	20,218,351
Net realized gain on investments	5,481,880	56,306,838
Unrealized depreciation during the year	(7,105,899)	(59,127,428)
Net increase (decrease) in net assets from operations	(920,004)	17,397,761
Changes from contract transactions	(10,886,842)	(12,348,350)
Increase (decrease) in net assets	(11,806,846)	5,049,411
Net assets, beginning of year	182,610,112	177,560,701
Net assets, end of year	$170,803,266	182,610,112
See accompanying notes to financial statements.

4

AMERICAN FIDELITY SEPARATE ACCOUNT A
Financial Highlights
Five-year period ended December 31, 2015

	2015	2014	2013	2012	2011
Net assets	$170,803,266	182,610,112	177,560,701	145,151,851	135,335,661
Accumulation unit value	43.526	43.784	39.748	30.286	26.275
Number of accumulation units outstanding	3,924,171	4,170,681	4,467,134	4,792,777	5,150,788
Investment income as a percent of average net assets (1)	1.36%	12.18%	1.21%	1.06%	0.95%
Expenses as a percent of average net assets (2)	0.96	0.96	0.96	0.96	0.96
Total return (3)	(0.59)	10.15	31.24	15.27	(0.89)

(1)	This ratio represents the dividend, excluding distributions of capital gains, received by the underlying mutual fund divided by the average net assets.
(2)	This ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	The total return for the period indicated, including changes in the value of the underlying fund, reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.
See accompanying notes to financial statements.

5

(1)	Summary of Significant Accounting Policies

(a)	General

American Fidelity Separate Account A (Account A) is a separate account of American Fidelity Assurance Company (AFA) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Account A was formerly known as American Fidelity Variable Annuity Fund A and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account. Account A is an investment company and applies the specialized accounting and reporting guidance in ASC Topic 946 Financial Services – Investment Companies.

(b)	Investments

Account A’s investment objectives are primarily long-term growth of capital and secondarily the production of income. On November 26, 2014, investment in the American Fidelity Dual Strategy Fund was substituted with the Vanguard Total Stock Market Index Fund (the Fund). Investments after November 26, 2014 are made in the portfolio of the Fund and are valued at the reported net asset values of such portfolio, which values its investment securities at fair value.

Transactions are recorded on a trade-date basis. Income from dividends and gains from realized gain distributions are recorded on the distribution date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

Account A groups its financial assets measured at fair value in three levels, based on inputs and assumptions used to determine the fair value. These levels are as follows:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
  Level 3 – significant unobservable inputs (including Account A’s own assumptions used to determine the fair value of investments). There were no transfers of securities from Level 1 to Level 2 or vice versa throughout the year.

(Continued)
6

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used to value Account A’s net assets as of December 31, 2015:

Level 1 – Quoted prices	$170,803,266
Level 2 – Other significant
observable inputs	—
Level 3 – Significant unobservable
inputs	—
Total	$170,803,266

(c)	Income Taxes

Account A is not taxed separately because the operations of Account A are part of the total operations of AFA. AFA files its federal income tax returns, under sections of the Internal Revenue Code (the Code) applicable to life insurance companies, as part of the American Fidelity Corporation and Subsidiaries consolidated federal income tax returns. Account A is not taxed as a “regulated investment company” under subchapter M of the Code. Based on this, no charge is being made currently to Account A for federal income taxes. AFA will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Account A recognizes and measures unrecognized tax positions in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification (ASC) 740, Income Taxes. Account A has no unrecognized tax positions at December 31, 2015.

As of December 31, 2015, Account A has no accrued interest and penalties related to unrecognized tax positions. Account A would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

The tax years 2012 through 2015 remain open to examination by the major taxing jurisdictions to which Account A is subject. Account A, as part of AFA, is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)	Annuity Reserves

Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0% to 5.0% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated.

If additional reserves are required, AFA reimburses Account A. At December 31, 2015, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account A held no annuity reserves at December 31, 2015.

(Continued)
7

(e)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)	Variable Annuity Contracts

AFA manages the operations of Account A and assumes certain mortality and expense risks under the variable annuity contracts. Mortality and expense fees are equal to 0.0026308% of Account A’s daily net assets (0.96025% per annum). All such fees were paid to AFA.

Net purchase payments received represent gross payments less deductions of $127,457 and $132,117 for the years ended December 31, 2015 and 2014, respectively. The deductions comprise sales charges (3% of purchase payments), administrative fees (0.25% of purchase payments), minimum death benefits (0.75% of purchase payments), per payment charges ($0.50 per payment), and certificate issuance fees ($15.00 per certificate). These deductions were paid to AFA.

During the accumulation period, contract owners may partially or totally withdraw from Account A by surrendering a portion or all of their accumulation units. The Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units. There are no fees assessed through the redemption of units.

(3)	Unit Activity from Contract Transactions

Contract transactions for the years ended December 31, 2015 and 2014 were as follows:
	Units		Amount
	2015	2014	2015	2014
Payments received	69,110	73,607	$3,044,638	3,057,167
Withdrawal of funds	(315,620)	(370,060)	(13,931,480)	(15,405,517)
Net change from
contract
transactions	(246,510)	(296,453)	$(10,886,842)	(12,348,350)

(4)	Subsequent Events

Account A has evaluated subsequent events requiring adjustments or disclosure in the financial statements through February 12, 2016, the date the financial statements were issued.

8

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Consolidated Financial Statements

December 31, 2015 and 2014

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors
American Fidelity Assurance Company:

We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 2015 and 2014, and the related consolidated statements of income, comprehensive income (loss), stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2015. In connection with our audits of the consolidated financial statements, we have also audited the financial statement schedules III and IV for each of the years in the three-year period ended December 31, 2015. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/KPMG LLP

Oklahoma City, Oklahoma
April 15, 2016

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2015 and 2014
(In thousands)
Assets	2015	2014
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of
$3,024,277 and $2,792,025 in 2015 and 2014, respectively)	$3,066,237	2,948,868
Equity securities available-for-sale, at fair value:
Preferred stocks (cost of $211 in 2015 and 2014)	251	277
Common stocks (cost of $24,067 and $24,069 in
2015 and 2014, respectively)	24,231	24,334
Trading investments	746,194	829,148
Mortgage loans on real estate, net	389,348	351,052
Investment real estate, at cost (less accumulated depreciation of
$4,899 and $3,541 in 2015 and 2014, respectively)	38,295	40,131
Policy loans	52,674	51,928
Short-term and other investments	775	499
	4,318,005	4,246,237
Cash and cash equivalents	175,780	133,835
Accrued investment income	39,991	38,592
Accounts receivable:
Uncollected premiums	61,988	65,195
Reinsurance receivable	1,032,688	1,025,315
Other	15,237	14,760
	1,109,913	1,105,270
Deferred policy acquisition costs	549,370	496,907
Other assets	85,467	80,131
Separate account assets	558,315	648,749
Total assets	$6,836,841	6,749,721

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2015 and 2014
(In thousands)
Liabilities and Stockholder’s Equity	2015	2014
Policy liabilities:
Reserves for future policy benefits:
Life and annuity	$1,047,868	1,026,534
Accident and health	785,194	747,535
Unearned premiums	7,554	6,531
Benefits payable	190,925	188,451
Funds held under deposit administration contracts	1,625,309	1,423,239
Other policy liabilities	127,421	131,004
	3,784,271	3,523,294
Other liabilities:
Funds withheld under reinsurance contract	737,412	736,705
Derivative in funds withheld under reinsurance contract	42,246	116,201
Deferred income tax liability	113,408	144,401
General expenses, taxes, licenses and fees payable,
and other liabilities	152,141	136,224
	1,045,207	1,133,531
Notes payable	535,986	536,580
Capital lease obligation	45,004	45,299
Separate account liabilities	558,315	648,749
Total liabilities	5,968,783	5,887,453
Stockholder’s equity:
Common stock, par value $10 per share. Authorized, issued,
and outstanding, 250,000 shares	2,500	2,500
Additional paid-in capital	31,538	31,538
Accumulated other comprehensive income	25,841	92,324
Retained earnings	808,179	735,906
Total stockholder’s equity	868,058	862,268
Commitments and contingencies (notes 7, 9, 11, 12 and 14)
Total liabilities and stockholder’s equity	$6,836,841	6,749,721
See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Income
Years ended December 31, 2015, 2014 and 2013
(In thousands, except per share amounts)
	2015	2014	2013
Insurance revenues:
Premiums:
Life and annuity	$88,919	86,560	75,188
Accident and health	686,802	662,652	660,010
	775,721	749,212	735,198
Investment revenues:
Net investment income	131,478	123,641	120,750
Realized investment gains (losses)	(65,940)	68,560	(65,352)
Impairment losses recognized in earnings	—	(334)	(2,318)
Other revenues, net	20,894	21,162	12,541
Total revenues	862,153	962,241	800,819
Benefits:
Benefits paid or provided:
Life and annuity	27,454	30,289	26,211
Accident and health	336,654	339,889	331,852
Interest credited to funded contracts	56,038	45,885	49,442
Change in reserves for future policy benefits:
Life and annuity (net of change in reinsurance
reserves ceded of $(7), $4,965 and $5,509
in 2015, 2014 and 2013, respectively)	21,341	11,978	(2,388)
Accident and health (net of change in reinsurance
reserves ceded of $4,357, $12,651 and
$7,438 in 2015, 2014 and 2013, respectively)	33,381	25,046	30,246
Change in fair value of derivative in funds withheld
under reinsurance contract	(73,955)	64,566	(74,549)
	400,913	517,653	360,814
Expenses:
Selling costs	159,637	145,855	140,941
Other operating, administrative, and general expenses	158,521	145,647	138,830
Taxes, other than federal income taxes, and licenses
and fees	27,423	26,875	20,392
Net increase in deferred policy acquisition costs	(39,733)	(38,241)	(18,043)
	305,848	280,136	282,120
Total benefits and expenses	706,761	797,789	642,934
Income before income tax expense	155,392	164,452	157,885
Income tax expense:
Current	43,313	36,575	40,952
Deferred	4,806	13,282	8,455
	48,119	49,857	49,407
Net income	$107,273	114,595	108,478
Basic net income per share	$429	458	434
See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)
Years ended December 31, 2015, 2014 and 2013
(In thousands)
	2015	2014	2013
Net income	$107,273	114,595	108,478
Other comprehensive income (loss), before tax:
Unrealized (losses) gains on investments available-for-sale:
Unrealized holding (losses) gains arising during period	(106,265)	149,784	(197,543)
Less reclassification adjustment for gains included
in net income	(8,746)	(3,760)	(7,484)
Plus other-than-temporary impairment losses
recognized in earnings	—	334	2,318
Effect on deferred policy acquisition cost	12,730	(12,000)	17,458
Other comprehensive (losses) income, before tax	(102,281)	134,358	(185,251)
Income tax benefit (expense) related to items of other
comprehensive (losses) income	35,798	(47,025)	64,838
Other comprehensive (loss) income, net of tax	(66,483)	87,333	(120,413)
Total comprehensive income (loss)	$40,790	201,928	(11,935)
See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Stockholder’s Equity
Years ended December 31, 2015, 2014 and 2013
(In thousands)
			Accumulated
		Additional	other		Total
	Common	paid-in	comprehensive	Retained	stockholder’s
	stock	capital	income	earnings	equity
Balance, December 31, 2012	$2,500	31,538	125,404	587,833	747,275
Net income	—	—	—	108,478	108,478
Other comprehensive loss	—	—	(120,413)	—	(120,413)
Dividends paid	—	—	—	(40,000)	(40,000)
Balance, December 31, 2013	2,500	31,538	4,991	656,311	695,340
Net income	—	—	—	114,595	114,595
Other comprehensive income	—	—	87,333	—	87,333
Dividends paid	—	—	—	(35,000)	(35,000)
Balance, December 31, 2014	2,500	31,538	92,324	735,906	862,268
Net income	—	—	—	107,273	107,273
Other comprehensive loss	—	—	(66,483)	—	(66,483)
Dividends paid	—	—	—	(35,000)	(35,000)
Balance, December 31, 2015	$2,500	31,538	25,841	808,179	868,058
See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years ended December 31, 2015, 2014 and 2013
(In thousands)
	2015	2014	2013
Cash flows from operating activities:
Net income	$107,273	114,595	108,478
Adjustments to reconcile net income to net cash provided
by operating activities:
Provision for depreciation	3,985	3,517	3,842
Accretion of discount on investments	(1,523)	(2,577)	(2,999)
Realized gains on investments	(8,952)	(4,368)	(10,253)
Net purchases, sales, and maturities of trading
investments	10,598	(8,675)	1,877
Net increase in deferred policy acquisition costs	(39,733)	(38,241)	(18,043)
Increase in accrued investment income	(1,399)	(977)	(1,666)
Increase in accounts receivable	(4,643)	(8,024)	(11,908)
(Increase) decrease in other assets, net of realized gains	(7,722)	(1,565)	1,340
Increase in policy liabilities	62,490	61,978	40,359
Interest credited on deposit and other investment-type
contracts	56,038	45,885	49,442
Charges on deposit and other investment-type contracts	(11,424)	(9,087)	(14,240)
Change in general expenses, taxes, licenses
and fees payable, funds withheld under reinsurance
contract and other liabilities	16,624	(28,302)	12,089
Change in fair value of derivative in funds withheld
under reinsurance contract	(73,955)	64,566	(74,549)
Net change in fair value of trading investments	74,892	(64,192)	75,605
Provision for other than temporarily impaired investments	—	334	2,318
Deferred income taxes	4,806	13,282	8,455
Total adjustments	80,082	23,554	61,669
Net cash provided by operating activities	187,355	138,149	170,147
Cash flows from investing activities:
Sale, maturity, or repayment of investments:
Fixed maturities available-for-sale	323,466	264,107	332,941
Equity securities available-for-sale	1,388	4,838	307
Mortgage loans on real estate	52,011	69,147	49,656
Real estate	108	—	206
Net change in short-term and other investments	(276)	43	10,272
Purchase of investments:
Fixed maturities available-for-sale	(547,263)	(383,017)	(518,785)
Equity securities available-for-sale	(1,388)	(1,531)	(900)
Mortgage loans on real estate	(90,694)	(83,690)	(46,988)
Real estate	—	(412)	(470)
Net change in policy loans	(746)	(7,952)	1,335
Net cash used in investing activities	(263,394)	(138,467)	(172,426)

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years ended December 31, 2015, 2014 and 2013
(In thousands)
	2015	2014	2013
Cash flows from financing activities:
Dividends paid to parent	$(35,000)	(35,000)	(40,000)
Proceeds from notes payable	25,000	130,000	75,000
Repayment of notes payable	(25,594)	(130,568)	(75,988)
Repayment of capital lease obligation	(295)	(246)	(883)
Deposits to deposit and other investment-type contracts	265,657	145,798	147,573
Withdrawals from deposit and other investment-type contracts	(111,784)	(98,770)	(89,969)
Net cash provided by financing activities	117,984	11,214	15,733
Net change in cash and cash equivalents	41,945	10,896	13,454
Cash and cash equivalents, beginning of year	133,835	122,939	109,485
Cash and cash equivalents, end of year	$175,780	133,835	122,939
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest on notes payable	$17,852	18,473	19,163
Federal income taxes, net of refunds received	46,765	39,575	37,745
Supplemental disclosure of noncash investing and
financing activities:
Change in net unrealized holding gains (losses) on investment available-for-sale net of deferred tax benefit (expense)
of $40,254, $(51,225), and $70,948 in 2015, 2014
and 2013, respectively	$(74,757)	95,133	(131,761)
Effect on deferred policy acquisition cost from change in
net unrealized holding gains (losses) on investments available-
for-sale, net of deferred tax (expense) benefit of
$(4,456), $4,200, and $(6,110) in 2015, 2014 and 2013,
respectively	8,274	(7,800)	11,348
Change in capital lease asset and obligation due to
lease modification	—	16,612	—
See accompanying notes to consolidated financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(1)	Business Description and Significant Accounting Policies

(a)	Business

American Fidelity Assurance Company and subsidiaries (AFA or the Company) provide a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.

AFA is licensed in 49 states, as well as the District of Columbia, American Samoa, Puerto Rico and Guam, with approximately 40% of direct premiums written in Oklahoma, Texas and California. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, supplemental health and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA’s sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two primary divisions: the Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax-sheltered annuities, life insurance, dread disease and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations. The Life Division was formed upon the acquisition of a block of life business in 2000. This division is marketing individual life products through independent brokers in the United States and Latin America.

(b)	Basis of Presentation and Principles of Consolidation

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP), which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments (note 2). The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

(c)	Use of Estimates

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with U.S. GAAP. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment. Management believes its estimates and assumptions to be reasonable under the circumstances. The Company adjusts such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the consolidated financial

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

       statements in future periods. Principal estimates that could change in the future are the fair value of investments, whether an available-for-sale security is other-than-temporarily impaired, and the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.

(d)	Investments

The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans and short-term and other investments. Management records investments on the trade date and determines the appropriate classification of investments at the time of purchase. Held-to-maturity debt securities are those securities that management has the intent and the Company has the ability at the time of purchase to hold until maturity, and they are carried at amortized cost. Trading securities are bought and held principally for the purpose of selling them in the near term and are carried at fair value. Investments held for indefinite periods of time and not intended to be held-to-maturity or for trading are classified as available-for-sale and carried at fair value. All of the Company’s investments are classified as available-for-sale or trading.

The effects of unrealized holding gains and losses on trading securities are included in the accompanying consolidated statements of income. The effects of unrealized holding gains and losses on securities available-for-sale are reported in the accompanying consolidated statements of comprehensive income. Transfers of securities between categories are recorded at fair value at the date of transfer.

Short-term investments are reported at amortized cost, which approximates fair value. Equity securities (common and nonredeemable preferred stocks) are reported at fair value. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investments in real estate are carried at cost less accumulated depreciation. Investments in real estate, excluding land, are depreciated on a straight-line basis using an estimated life of no more than 39 years. Policy loans are reported at the unpaid balance.

Realized gains and losses on disposal of investments are determined on a specific-identification basis and are included in the accompanying consolidated statements of income.

Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to yield using the effective-interest method. Such amortization and accretion is included in the net investment income line item in the consolidated statements of income. Investment income from asset-backed, loan-backed, structured securities and mortgage loans is recognized based on the constant effective-yield method, which includes an adjustment for estimated principal prepayments, if any. The effective yield used to determine amortization for securities subject to prepayment risk is recalculated and adjusted periodically based upon actual historical and/or projected future cash flows, which are obtained from a widely accepted securities data provider. Dividend and interest income are recognized when earned. Rental income on real estate is recognized on a straight-line basis over the lease term.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Accrual of income is suspended on fixed maturities or mortgage loans that are in default. Interest income on investments in default is recognized only when payments are received. Investments included in the consolidated balance sheets that were not income producing for the preceding twelve months were not material.

To maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk in its investments.

The Company limits its risk by investing in fixed maturities and equity securities of investment-grade rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. The Company does not purchase fixed maturities that are below investment-grade; however, certain securities have dropped below investment-grade after they were acquired. Certain fixed maturities are guaranteed by the United States government. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals.

One of the significant considerations related to available-for-sale securities is the evaluation of impairments on investments. In the assessment to determine if a decline in the estimated fair value of any given security is other-than-temporary, management evaluates the following factors: (1) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; (2) the recoverability of principal and interest for fixed maturity securities, or cost for equity securities; (3) the length of time and extent to which the fair value has been less than amortized cost for fixed maturity securities, or cost for equity securities; and (4) the financial condition of the issuer, including near-term and long-term prospects, the relevant industry conditions and trends, and implications of rating agency actions and offering prices.

If management determines that a decline in the value of an equity security is other-than-temporary, the cost basis is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss in the period such a determination was made. For debt securities, the amount of the other than temporary impairment (OTTI) recognized in earnings depends on whether the Company intends to sell or more likely than not will be required to sell the security before recovery. If either one of these criteria is met, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost and its estimated fair value at the impairment measurement date. If these criteria are not met, the OTTI is bifurcated into two pieces: a credit loss recognized in earnings at an amount equal to the difference between the amortized cost and the present value of anticipated cash flows, and a noncredit loss recognized in other comprehensive income for any difference between the fair value and the net present value of anticipated cash flows. Any subsequent recoveries in value, other than amounts accreted to the expected recovery amount, are recognized at disposition.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The risks inherent in assessing the impairment of an investment include the risk that market factors may differ from the Company’s projections and the risk that facts and circumstances factored into the Company’s assessment may change with time and may lead to a different impairment conclusion in future periods.

(e)	Fair Value Measurements

In accordance with guidance on fair value measurements and disclosures, the Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels are as follows:

•	Level 1 inputs are quoted prices in active markets for identical securities

•	Level 2 inputs are other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 inputs are significant unobservable inputs (including the Company’s own assumptions used to determine the fair value of investments).

(f)	Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

(g)	Recognition of Premium Revenue and Related Costs

Revenues from life, payout annuity (with life contingencies), and long-duration accident and health policies represent premiums recognized when due from policyholders and are included in life and annuity, and accident and health premiums. Premiums related to short-duration accident and health policies are recognized over the applicable premium-paying period. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits. The Company’s earnings related to annuity products are impacted by conditions in the overall interest rate environment.

Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.

Revenues from universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges, surrender charges and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.

(h)	Policy Acquisition Costs

The Company defers acquisition costs that are directly related to the successful acquisition of business. Direct costs deferred consist principally of field sales compensation, commissions, and underwriting and issue costs. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium-paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium-paying period of the policies based on the Company’s experience. Deferred policy acquisition costs (DAC) are subject to recoverability testing at the time of policy issue and at the end of each accounting period, and are written off if determined to be unrecoverable. As part of the required accounting for unrealized gains and losses, the Company also adjusts DAC to recognize the adjustment as if the unrealized gains and losses from securities classified as available-for-sale had been realized.

(i)	Policy Liabilities

Reserves for future policy benefits are comprised of both life and annuity products and accident and health products. Life and annuity policy reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates and other assumptions based on the Company’s experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible adverse deviation.

The reserves for accident and health products are calculated in multiple ways. Cancer, critical illness and accident only policy reserves are calculated using the net level reserve method described above. Disability claim reserves are determined using case-basis evaluations and statistical analyses. Other accident and health claim reserves are determined using development methods on aggregate blocks of business. Accident and health claim reserves are then segregated into reserves for future policy benefits and benefits payable. Cancer and disability claim reserves are discounted at 4.25% and 4.50% at December 31, 2015 and 2014 respectively. The discount rate used is based on the yield of assets supporting the blocks of business. The estimates are periodically reviewed, and as adjustments become necessary, they are reflected in current valuations. Although the reserves are the Company’s best estimate of the ultimate value, actual results may vary from these estimates.

Funds held under deposit administration contracts represent the contract value that has accrued to the benefit of the policyholders related to investment-type contracts. These are generally equal to the accumulated deposits, plus interest credited, reduced by withdrawals, payouts, and accumulated policyholder assessments. The range of interest being credited to these contracts varies from 0.81% to 9.80%.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(j)	Reinsurance

The Company accounts for reinsurance transactions as prescribed by the applicable accounting standards, which require the reporting of reinsurance transactions relating to the consolidated balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.

(k)	Income Taxes

Income taxes are accounted for under the asset and liability method as prescribed by the applicable accounting standards. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss, capital loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company recognizes and measures unrecognized income tax positions as prescribed by the applicable accounting standards for income taxes. The accounting guidance clarifies the accounting for unrecognized income tax positions in an enterprise’s consolidated financial statements and requires that realization of an unrecognized income tax position must be “more likely than not” (i.e., greater than 50% likelihood of receiving a benefit) before it can be recognized in the consolidated financial statements. Further, the guidance prescribes the benefit to be recorded in the consolidated financial statements as the amount most likely to be realized assuming a review by tax authorities having all relevant information and applying current tax laws. The Company recognizes any interest accrued in interest expense and any penalties accrued in operating expense that relate to unrecognized income tax positions.

(l)	Capital Lease Assets and Equipment

Capital lease assets and equipment, which are included in other assets, are stated at cost less accumulated depreciation and are depreciated on a straight-line basis using estimated lives of three to ten years for equipment and the shorter of the useful life of the capital lease asset or the lease term of 20 years. The balance of the capital lease asset and equipment at December 31, 2015 and 2014, was approximately $39,919,000 and $41,715,000, respectively. This reflects modifications to the capital lease agreement in 2014.  Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation is eliminated and any related gain or loss is included in income.

(m)	Company-Owned Life Insurance

The Company is the owner of three single premium insurance policies and one group variable life insurance policy for certain current executives of the Company, where the Company is the beneficiary. These policies, accounted for using the investment method, were purchased in 2010 and 2014.  The policies are recorded in other assets at their net cash surrender values, as reported by the four issuing

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

 insurance companies, whose Standard & Poor’s financial strength ratings are AA+ for the single premium insurance policies and A for the group variable life insurance policy. The net cash surrender values totaled approximately $32,929,000 and $31,935,000 as of December 31, 2015 and 2014, respectively, and are included in other assets. The face value (death benefit) of the life insurance policies underlying the contracts was approximately $80,511,000 and $80,217,000 as of December 31, 2015 and 2014, respectively.

(n)	Separate Accounts

The Company maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A), American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account A, Account B and Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of Account A, Account B, and Account C are segregated from the Company’s assets. The assets are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

The following table summarizes the inputs used to value the separate accounts’ net assets as of December 31 (in thousands):

	2015	2014
Level 1 – Quoted prices	$558,315	648,749
Level 2 – Other significant observable inputs	—	—
Level 3 – Significant unobservable inputs	—	—
Total	$558,315	648,749

There were no transfers of securities between levels during the years.

(o)	Basic Net Income per Share

Basic net income per share is based on the weighted average number of shares outstanding. During the years ended December 31, 2015, 2014 and 2013, the weighted average number of shares outstanding was 250,000. There are no dilutive shares outstanding.

(p)	Derivative in Funds Withheld under Reinsurance Contract

The Company follows the applicable accounting guidance on embedded derivatives related to modified coinsurance arrangements. The Company’s funds withheld under reinsurance contract contains an embedded derivative, which requires bifurcation and separate accounting under the guidance. At December 31, 2015 and 2014, the balance of the funds withheld under reinsurance

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

 contract was approximately $737,412,000 and $736,705,000, respectively. The identified embedded derivative closely resembles a total return swap. A valuation model was developed to arrive at an estimate of the fair value of the embedded derivative that uses various assumptions regarding future cash flows under the affected reinsurance contract. The assumptions for the value of the derivative include the difference between the book and market value of the underlying investment portfolio and the present value of the future Interest Maintenance Reserve (IMR) amortization. The LIBOR/swap curve is used to calculate the present value of the future IMR amortization using rates published by LIBOR and the U.S. Federal Reserve on the last day of each quarter.

The change in the embedded derivative for the years ended December 31, 2015, 2014 and 2013 of approximately $73,955,000, $(64,566,000) and $74,549,000, respectively, is included in the consolidated statements of income as the change in the fair value of derivative in funds withheld under reinsurance contract.

(q)	Reclassification

Certain prior year amounts have been reclassified to conform to the current year presentation.

(r)	New Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-02, Leases. This new standard establishes a comprehensive new lease accounting model. The new standard clarifies the definition of a lease, requires a dual approach to lease classification similar to current lease classifications, and causes lessees to recognize leases on the balance sheet as a lease liability with a corresponding right-of-use asset for leases with a lease term of more than twelve months. The standard is effective for interim and annual periods beginning after December 15, 2018, with early adoption permitted.  The Company is currently evaluating the impact of the new standard on the consolidated financial position and results of operations.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments - Overall: Recognition and Measurement of Financial Assets and Financial Liabilities.  ASU 2016-01, among other things, (i) requires equity investments, with certain exceptions, to be measured at fair value with changes in fair value recognized in net income, (ii) simplifies the impairment assessment of equity investments without readily determinable fair values by requiring a qualitative assessment to identify impairment, (iii) eliminates the requirement for public business entities to disclose the methods and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet, (iv) requires public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes, (v) requires an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments, (vi), requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset on the balance sheet or the accompanying notes to the financial statements and (viii) clarifies that an entity should evaluate the need for a valuation

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

allowance on a deferred tax asset related to available-for-sale. ASU 2016-01 will be effective for fiscal years and interim periods beginning after December 15, 2017. Early adoption is permitted. The Company is currently evaluating the impact of the new standard on the consolidated financial position and results of operations.

In May 2015, the FASB issued ASU 2015-09, Financial Services – Insurance: Disclosures about Short-Duration Contracts.  ASU 2015-09 expands the disclosures an insurance entity would provide about its short duration contracts. The disclosure about the liability for unpaid claims and claim adjustment expenses is intended to increase the transparency of significant estimates made in the measuring of those liabilities and provide insight into an insurance entity’s ability to underwrite and anticipate costs associated with claims. The amended guidance is effective for annual reporting periods beginning after December 15, 2015 and for interim reporting periods beginning after December 15, 2016. The guidance affects disclosures only and will not impact the Company’s results of operations or financial position.

In February 2015, the FASB issued ASU No. 2015-02, Consolidation: Amendment to the Consolidate Analysis.  This revised standard improves targeted areas of the consolidation guidance and reduces the number of consolidation models.  This update is effective for annual and interim periods in fiscal years beginning after December 15, 2015, with early adoption permitted.  The Company does not expect the adoption of ASU 2015-02 to have a material impact on the consolidated financial position or results of operations.

In May 2014, the FASB issued guidance in ASU No. 2014-09, Revenue from Contracts with Customers, outlining a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers.  This guidance requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.  Additionally, this guidance expands related disclosure requirements.  This guidance is effective for reporting periods beginning after December 15, 2017.  In August 2015, the FASB issued ASU No. 2015-14, Revenue from Contracts with Customers, which deferred the effective date of the new revenue recognition standard for one year. The Company is currently evaluating the impact this guidance will have on the consolidated financial position and results of operations.

(2)	Statutory Financial Information

The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare statutory financial statements differ from financial statements prepared on the basis of U.S. GAAP. The Company reported statutory net income for the years ended December 31, 2015, 2014 and 2013 of approximately $75,367,000, $69,252,000 and $71,728,000, respectively. The Company reported statutory capital and surplus at December 31, 2015 and 2014 of approximately $408,498,000 and $380,373,000, respectively.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Retained earnings of the Company are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company are generally limited to the greater of (a) 10% of statutory capital and surplus, or (b) the statutory net gain from operations. These limitations are based on the amounts reported for the previous calendar year. The maximum dividend payout, which may be made without prior approval in 2016, is approximately $72,828,000, which is the statutory net gain from operations at December 31, 2015.

(3)	Investments

Investment income for the years ended December 31 is summarized below (in thousands):

	2015	2014	2013
Interest on fixed maturities	$172,190	169,023	166,198
Dividends on equity securities	1,460	1,266	908
Interest on mortgage loans	23,409	22,449	22,723
Investment real estate income	5,055	4,800	4,886
Interest on policy loans	3,176	3,135	2,932
Interest on short-term investments	10	6	44
Other	2,476	582	330
	207,776	201,261	198,021
Less reinsurance allowance for investment
income under funds withheld
arrangement (note 12)	(43,046)	(42,832)	(42,671)
Less investment expenses	(33,252)	(34,788)	(34,600)
Net investment income	$131,478	123,641	120,750

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Net realized gains (losses) and the changes in unrealized gains (losses) on investments for the years ended December 31 are as follows (in thousands):

	2015		2014		2013
	Realized	Unrealized	Realized	Unrealized	Realized	Unrealized
Fixed maturities available-for-sale	$8,746	(114,883)	3,760	146,696	7,481	(203,316)
Equity securities available-for-sale	—	(128)	—	(338)	4	607
Trading securities	722	—	753	—	2,662	—
Trading securities (not recognized)	(74,892)	—	64,192	—	(75,605)	—
Other-than-temporary impairments	—	—	(334)	—	(2,318)	—
Mortgage loans and real estate	(325)	—	(145)	—	106	—
Short term and other assets	(191)	—	—	—	—	—
	$(65,940)	(115,011)	68,226	146,358	(67,670)	(202,709)

Included in the above realized gains (losses) is the (increase) decrease in the allowance for possible losses on mortgage loans of approximately $(387,000), $(145,000) and $27,000 in 2015, 2014 and 2013, respectively.

The gross unrealized holding gains on equity securities available-for-sale were approximately $213,000, $334,000 and $669,000 in 2015, 2014 and 2013, respectively. The gross unrealized holding losses on equity securities available-for-sale were approximately $10,000 in 2015, $3,000 in 2014 and $0 in 2013.

The amortized cost and estimated fair value of investments in fixed maturities available-for-sale are as follows (in thousands):

	December 31, 2015
		Gross	Gross
		unrealized	unrealized
	Amortized	holding	holding	Estimated
	cost	gains	losses	fair value
U.S. Treasury securities	$499	—	(1)	498
Obligations of U.S. government
agencies	7,105	830	—	7,935
States and territories	307,162	28,906	(442)	335,626
Special revenue	374,514	8,759	(7,230)	376,043
Foreign government	28,961	1,450	(147)	30,264
Corporate securities	1,585,868	47,059	(67,839)	1,565,088
Mortgage-backed securities	720,168	38,687	(8,072)	750,783
Total	$3,024,277	125,691	(83,731)	3,066,237

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	December 31, 2014
		Gross	Gross
		unrealized	unrealized
	Amortized	holding	holding	Estimated
	cost	gains	losses	fair value
U.S. Treasury securities	$499	—	(1)	498
Obligations of U.S. government
agencies	8,814	1,041	—	9,855
States and territories	306,248	35,950	(167)	342,031
Special revenue	308,715	12,928	(5,167)	316,476
Foreign government	28,956	2,018	—	30,974
Corporate securities	1,360,903	83,096	(14,571)	1,429,428
Mortgage-backed securities	777,890	48,443	(6,727)	819,606
Total	$2,792,025	183,476	(26,633)	2,948,868

The amortized cost and estimated fair value of investments in fixed maturities available-for-sale at December 31, 2015 are shown below (in thousands) by effective maturity. Expected maturities will differ from effective maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated
	cost	fair value
Due in one year or less	$39,408	39,925
Due after one year through five years	322,640	336,651
Due after five years through ten years	1,038,013	1,013,638
Due after ten years	904,048	925,240
	2,304,109	2,315,454
Mortgage-backed securities	720,168	750,783
Total	$3,024,277	3,066,237

Proceeds from sales of investments in fixed maturities available-for-sale were approximately $112,898,000, $114,092,000 and $105,698,000 in 2015, 2014 and 2013, respectively. Gross gains of approximately $6,372,000, $4,911,000 and $6,086,000 were realized in 2015, 2014 and 2013, respectively. Gross losses of approximately $1,832,000, $2,556,000 and $593,000 were realized on those sales in 2015, 2014, and 2013, respectively. In addition, the Company realized net gains of approximately $4,206,000,

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

 $1,405,000 and $1,988,000 during 2015, 2014 and 2013, respectively, on investments in fixed maturities that were called or prepaid. During 2015, the Company had no security that was other-than-temporarily impaired.  During 2014 and 2013, the Company had certain securities that were other-than-temporarily impaired related to credit risk which created losses of approximately $334,000 and $2,318,000, respectively.

The Company’s common stock consists primarily of Federal Home Loan Bank common stock.

At December 31, 2015 and 2014, the Company maintained a portfolio of investment securities classified as trading with a fair value of approximately $746,194,000 and $829,148,000, respectively. These investments are subject to price volatility associated with any interest-bearing instrument. Net realized gains on trading securities during the years ended December 31, 2015, 2014 and 2013 were approximately $722,000, $753,000 and $2,662,000, respectively, and are included in net investment income. Net unrealized holding gains (losses) on trading securities held at December 31, 2015, 2014 and 2013 were approximately $14,547,000, $89,439,000 and $25,247,000, respectively.

Gross unrealized losses on investment securities available for sale and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position were as follows (in thousands):

	December 31, 2015
	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
U.S. Treasury securities	$—	—	499	(1)	499	(1)
States and territories	11,152	(249)	11,067	(193)	22,219	(442)
Special revenue	67,414	(1,255)	149,550	(5,975)	216,964	(7,230)
Foreign Government	4,848	(147)	—	—	4,848	(147)
Corporate securities	462,722	(24,920)	297,258	(42,919)	759,980	(67,839)
Mortgage-backed securities	55,835	(715)	77,137	(7,357)	132,972	(8,072)
Subtotal Debt Securities	601,971	(27,286)	535,511	(56,445)	1,137,482	(83,731)

Common Stocks	90	(9)	—	—	90	(9)
Total	$602,061	(27,295)	535,511	(56,445)	1,137,572	(83,740)

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	December 31, 2014
	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
U.S. Treasury securities	$497	(1)	—	—	497	(1)
States and territories	—	—	11,597	(167)	11,597	(167)
Special revenue	2,999	(1)	161,849	(5,166)	164,848	(5,167)
Corporate securities	62,774	(1,316)	282,534	(13,255)	345,308	(14,571)
Mortgage-backed securities	7,025	(71)	83,748	(6,656)	90,773	(6,727)
Subtotal Debt Securities	73,295	(1,389)	539,728	(25,244)	613,023	(26,633)

Common Stocks	97	(3)	—	—	97	(3)
Total	$73,392	(1,392)	539,728	(25,244)	613,120	(26,636)

The unrealized losses in U.S. Treasury securities and obligations of U.S. government agencies and states and territories are due to interest rate fluctuations, which result in a decline in market values from original purchase price.  Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment.  The Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and because the Company has the ability to hold these investments and does not intend to sell until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in special revenue securities are comprised of general obligations of U.S. government sponsored agencies for which the U.S. government is indirectly obligated. The unrealized loss is due to interest rate fluctuations, which result in a decline in market values from original purchase price. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and because the Company has the ability to hold these investments and does not intend to sell until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in corporate securities are comprised of corporate bonds. The unrealized loss is due to the current market and economic environment, which is affecting corporate credit ratings and changes in sector spreads. The unrealized loss may continue and may become more severe if the economy continues to trend downward or interest rates rise. Because the decline in fair value is attributable to economic changes and a slight decline in credit quality, and because the Company expects all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in mortgage-backed securities are comprised of mortgage-backed obligations of U.S. government-sponsored agencies for which the U.S. government is indirectly obligated, and private label whole loan collateralized mortgage obligations. The unrealized losses on these securities are a result of the

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

 current market and economic conditions that are affecting the mortgage-backed sector. The credit quality on some mortgage-backed bonds has declined due to the large number of defaults on residential mortgage loans. Because the decline in fair value is attributable mainly to changes in market and economic conditions and the Company believes all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired. When the Company believes it will not receive all contractual cash flows, the securities are considered other-than-temporarily impaired.

At December 31, 2015 and 2014, investments with carrying values of approximately $2,904,000 and $2,903,000, respectively, were on deposit with state insurance departments as required by statute.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(4)	Fair Value Measurements

(a)	Fair Value Hierarchy

       The following table presents the assets and liabilities that the Company measured at fair value on a recurring basis at December 31, 2015 (in thousands):

	Level 1	Level 2	Level 3	Total
Asset class:
Available-for-sale:
U.S. Treasury bonds	$498	—	—	498
U.S. agency bonds	—	7,935	—	7,935
Municipal bonds	—	335,626	—	335,626
Special revenue	—	370,781	5,262	376,043
Foreign government	—	30,264	—	30,264
Corporate bonds	—	1,256,144	308,944	1,565,088
Mortgage-backed	—	729,443	21,340	750,783
Preferred stock	251	—	—	251
FHLB common stock	23,867	—	—	23,867
Common stock – other	274	90	—	364
Trading:
U.S. Treasury bonds	652	—	—	652
Municipal bonds	—	110,103	—	110,103
Special revenue	—	42,665	—	42,665
Foreign government	—	5,234	—	5,234
Corporate bonds	—	524,897	15,825	540,722
Mortgage-backed	—	37,706	5,004	42,710
Preferred stock	—	—	4,108	4,108
Total	$25,542	3,450,888	360,483	3,836,913
Liabilities:
Derivative in funds
withheld	$—	42,246	—	42,246
Total	$—	42,246	—	42,246

There were no transfers between Levels 1 and 2 during the year.  The transfers into Level 3 during the year were the result of existing securities no longer being priced by the independent

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

 pricing service at the end of the period.  The transfers out of Level 3 were securities being priced by an independent pricing service at the end of the period, using inputs that are observable or derived from market data, which resulted in the classification of these assets as Level 2.

The following table presents the change for the year ended December 31, 2015 in the assets measured at fair value using unobservable inputs (Level 3) (in thousands):

	Fixed
	maturities
	available-	Trading
	for-sale	securities	Total
Beginning balance	$294,734	29,555	324,289
Purchases	72,282	4,000	76,282
Sales	(31,869)	(6,992)	(38,861)
Realized gain (loss)	2,634	(1,577)	1,057
Accretion/amortization	(1)	107	106
OTTI	—	—	—
Change in market value	(13,340)	1,247	(12,093)
Transfers in and/or out of Level 3	11,106	(1,403)	9,703
Ending balance	$335,546	24,937	360,483

Significant unobservable inputs used in Level 3 fair value measurements for financial assets measured at fair value on a recurring basis at December 31, 2015 are summarized below (in thousands):

Fair value
	at December 31,	Valuation	Unobservable	Range
	2015	techniques	input	(average)
Private placements	$334,139	Spread Matrix	Spreads	135 bps to 461 bps
(234 bps avg)
			Avg Life	2.4 yrs–15.6
yrs (7.2 yrs
avg)
Structured notes	$26,344	Discounted
		Cash flow	Discount Rate	5.75% to 7.13%
(6.44% avg)
			Recovery Rate	0% for Insurance
Companies & Banks
10% for Others
			Default	AM Best Ratings
			probability	mapped to their
respective idealized
default probability

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The following table presents the assets and liabilities that the Company measured at fair value on a recurring basis at December 31, 2014 (in thousands):

	Level 1	Level 2	Level 3	Total
Asset class:
Available-for-sale:
U.S. Treasury bonds	$498	—	—	498
U.S. agency bonds	—	9,855	—	9,855
Municipal bonds	—	342,031	—	342,031
Special revenue	—	310,415	6,061	316,476
Foreign government	—	30,974	—	30,974
Corporate bonds	—	1,167,220	262,208	1,429,428
Mortgage-backed	—	793,141	26,465	819,606
Trading:
U.S. Treasury bonds	685	—	—	685
Municipal bonds	—	108,639	—	108,639
Special revenue	—	38,627	3,091	41,718
Foreign government	—	5,452	—	5,452
Corporate bonds	—	595,106	18,169	613,275
Mortgage-backed	—	51,084	8,295	59,379
Preferred stock	277	—	—	277
FHLB common stock	23,868	—	—	23,868
Common stock – other	369	97	—	466
Total	$25,697	3,452,641	324,289	3,802,627
Liabilities:
Derivative in funds
withheld	$—	116,201	—	116,201
Total	$—	116,201	—	116,201

There were no transfers between levels 1 and 2 during the year. The transfers into Level 3 during the year were the result of existing securities no longer being priced by the independent pricing service at the end of the period.  The transfers out of Level 3 were securities being priced by an independent pricing service at the end of the period, using inputs that are observable or derived from market data, which resulted in the classification of these assets as Level 2.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The following table presents the change for the year ended December 31, 2014 in the assets measured at fair value using unobservable inputs (Level 3) (in thousands):

	Fixed
	maturities
	available-	Trading
	for-sale	securities	Total
Beginning balance	$265,872	27,040	292,912
Purchases	54,193	3,102	57,295
Sales	(38,254)	(3,852)	(42,106)
Realized loss	(1,540)	(1,259)	(2,799)
Accretion/amortization	17	10	27
OTTI	—	—	—
Change in market value	13,589	1,935	15,524
Transfers in and/or out of Level 3	857	2,579	3,436
Ending balance	$294,734	29,555	324,289

Significant unobservable inputs used in Level 3 fair value measurements for financial assets measured at fair value on a recurring basis at December 31, 2014 are summarized below (in thousands):

Fair value
	at December 31,	Valuation	Unobservable	Range
	2014	techniques	input	(average)
Private placements	$289,529	Spread Matrix	Spreads	56 bps to 350 bps
(175 bps avg)
			Avg Life	0.02 yrs–14.00
yrs (7.10 yrs
avg)
Structured notes	$34,760	Discounted
		Cash flow	Discount Rate	7.60% to 7.69%
(7.65% avg)
			Recovery Rate	0% for Insurance Companies
& 10% for
Banks
			Default	AM Best Ratings
			probability	mapped to their
respective idealized
default probability

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(b)	Fair Value of Financial Instruments

A summary of the Company’s financial instruments (in thousands) and the fair value estimates, methods, and assumptions is set forth below:

	Estimated market value as of December 31, 2015
	Carrying
	value	Level 1	Level 2	Level 3	Total
Financial assets:
Cash and cash equivalents	$175,780	175,780	—	—	175,780
Short term and other
investments	775	775	—	—	775
Bonds – Available-for-sale	3,066,237	498	2,730,193	335,546	3,066,237
Bonds – Trading	742,086	652	720,605	20,829	742,086
Equity – Available-for-sale	24,482	24,392	90	—	24,482
Equity - Trading	4,108	—	—	4,108	4,108
Accrued investment income	39,991	—	39,991	—	39,991
Mortgage loans	389,348	—	—	412,812	412,812
Financial liabilities:
Certain policy liabilities	1,651,606	—	—	1,649,539	1,649,539
Derivative in funds withheld	42,246	—	42,246	—	42,246
Notes payable	535,986	—	553,610	—	553,610
	Estimated market value as of December 31, 2014
	Carrying
	value	Level 1	Level 2	Level 3	Total
Financial assets:
Cash and cash equivalents	$133,835	133,835	—	—	133,835
Short-term and other
investments	499	499	—	—	499
Bonds – Available-for-sale	2,948,868	498	2,653,635	294,735	2,948,868
Bonds – Trading	829,148	685	798,909	29,554	829,148
Equity – Available-for-sale	24,611	24,514	97	—	24,611
Accrued investment income	38,592	—	38,592	—	38,592
Mortgage loans	351,052	—	—	384,681	384,681
Financial liabilities:
Certain policy liabilities	1,451,240	—	—	1,449,968	1,449,968
Derivative in funds withheld	116,201	—	116,201	—	116,201
Notes payable	536,580	—	561,784	—	561,784

Cash and Cash Equivalents, Short-Term and Other Investments, and Accrued Investment Income

The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Policy Loans

Policy loans have average interest yields of approximately 6.07% and 6.54% as of December 31, 2015 and 2014, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.

Fixed Maturities and Trading Investments

For fixed maturities and marketable equity securities, as well as trading securities, for which market quotations generally are available, the Company primarily uses independent pricing services to assist in determining fair value measurements. When the fair value of certain securities is not readily available, the fair value estimates are based on quoted market prices of similar instruments adjusted for the differences between the quoted instruments and the instruments being valued, or fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with comparable maturities as the investments being valued. The Company’s investments also include less liquid or private fixed maturity debt securities, such as private placements and certain structured notes. Valuations are estimated based on nonbinding broker prices or valuation models, discounted cash flow models and other similar techniques that use observable and unobservable inputs and are considered Level 3.

Equity Securities

The fair value of equity securities investments of the Company is based on quotations from independent pricing services, bid prices published in financial newspapers or bid quotations received from securities dealers.

Mortgage Loans

Fair values are estimated for portfolios of loans with similar characteristics. Commercial mortgage loans have average net yield rates of 5.17% and 5.52% for December 31, 2015 and 2014, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 4.24% and 3.81% for December 31, 2015 and 2014, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.

Certain Policy Liabilities

Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities that do not have life contingencies. The fair value of the deposit administration funds is determined using estimated projected future cash flows discounted at the rate that would be required to transfer the liability in an

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

orderly transaction. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.

	2015		2014
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
	(In thousands)
Funds held under deposit
administration contracts	$1,625,309	1,620,357	1,423,239	1,419,544
Annuities	26,297	29,182	28,001	30,424

Derivative in Funds Withheld under Reinsurance Contract

The fair value of the Company’s derivative in funds withheld under reinsurance contract is estimated as the difference between the present value of the return on the underlying investment securities and the present value of the financing leg of the total return swap. The present value is determined using the LIBOR/swap curve.

Notes Payable

The fair value of the Company’s notes payable is estimated by the present value of a stream of future expected cash flows using an appropriate discount rate. Discount factors are based on the LIBOR/swap curve.

Limitations

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These fair value estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company’s financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the fair value estimates.

(5)	Deferred Policy Acquisition Costs

DAC principally represents field sales compensation, direct response costs, underwriting and issue costs, and related expenses. This asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

securities available-for-sale. Information relating to the change in DAC is summarized as follows (in thousands):

	Life and	Accident and
	annuity	health	Total
Balance December 31, 2012	$78,218	356,947	435,165
Deferred costs	12,560	68,534	81,094
Amortization	(7,071)	(55,980)	(63,051)
Net increase	5,489	12,554	18,043
Change in DAC due to unrealized
investment losses	17,458	—	17,458
Balance December 31, 2013	101,165	369,501	470,666
Deferred costs	9,770	73,880	83,650
Amortization	(562)	(44,847)	(45,409)
Net increase	9,208	29,033	38,241
Change in DAC due to unrealized
investment gains	(12,000)	—	(12,000)
Balance December 31, 2014	98,373	398,534	496,907
Deferred costs	13,959	82,163	96,122
Amortization	(9,855)	(46,534)	(56,389)
Net increase	4,104	35,629	39,733
Change in DAC due to unrealized
investment losses	12,730	—	12,730
Balance December 31, 2015	$115,207	434,163	549,370

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(6)	Reserves for Life and Annuity Future Policy Benefits

Reserves for life and annuity future policy benefits as of December 31 are as follows (in thousands):

	2015	2014
Life and annuity reserves
Traditional Life	$245,103	222,751
Universal Life	3,815	4,232
Payout Annuities	27,690	27,673
Group Term Life Waiver of Premium Disabled Lives	10,208	10,337
Other	296	250
Assumption Reinsurance (See Note 12)	760,723	761,163
Assumption Yearly Renewable Term (YRT) Reinsurance	33	128
	$1,047,868	1,026,534

Reserves for traditional life liabilities are based on the present value of future benefits and expenses less the present value of future net premiums based on mortality, persistency, expense, and interest rate assumptions, which are based upon each subsidiary's experience when the basis of the liability is established. Valuation interest rates for the traditional life liability range from 2.0% to 8.5%.

Reserves for universal life liabilities include waiver of premium disabled lives reserves, which are calculated on a statutory basis. The liability also includes amounts received but not yet earned. The policies' fund values are held as a deposit liability.

Reserves for payout annuities (including all supplemental contracts) are based on the present value of future benefits and expenses discounted, where applicable, at mortality rates used in pricing and approximated "break-even" interest rates based on the premium received; it excludes "Certain Only" and deferred annuities, which are valued as deposit liabilities.

Reserves for group term waiver of premium disabled lives is based on the present value of future premiums to be waived discounted using statutory recovery/termination rates and a 6.0% interest rate; this includes an adjustment for claims incurred but not yet reported (IBNR).

Other reserves include an adjustment for IBNR on individual life waiver of premium claims and a small group annuity.

Reserves on assumption YRT reinsurance represent the mortality risk assumed on a yearly renewable term basis.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(7)	Liability for Benefits Payable

Life and Accident and Health Claim Reserve Activity for the years ended December 31, 2015, 2014, and 2013 was as follows (in thousands):

	2015	2014	2013
Liability, beginning of year, net of
reinsurance	$187,577	178,270	173,064
Incurred related to:
Current year	405,973	395,526	391,670
Prior years	(41,462)	(25,348)	(33,607)
Total incurred	364,511	370,178	358,063
Paid related to:
Current year	219,057	213,829	212,359
Prior years	145,051	147,042	140,498
Total paid	364,108	360,871	352,857
Liability, end of year, net of reinsurance	$187,980	187,577	178,270

Reinsurance recoverables on paid losses were approximately $2,945,000 and $874,000 at December 31, 2015 and 2014, respectively.

The provision for benefits pertaining to prior years decreased approximately $41,462,000 in 2015 from the prior year estimate. This decrease overall includes better than expected experience of approximately $29,819,000 for group medical and disability, approximately $4,394,000 for life, and approximately $7,249,000 for cancer business. The decreases are due to conservative estimates in prior year reserves followed by subsequent better than expected claims experience.

The provision for benefits pertaining to prior years decreased approximately $25,348,000 in 2014 from the prior year estimate. This decrease overall includes better than expected experience of approximately $21,125,000 for group medical and disability, approximately $4,429,000 for life, and worse than expected experience of approximately $206,000 for cancer business. The decrease in group medical and disability, and life is due to conservative estimates in prior year reserves followed by subsequent better than expected claims experience. The increase for cancer is due to a lengthening of the tail in the claim runoff.

The provision for benefits pertaining to prior years decreased approximately $33,607,000 in 2013 from the prior year estimate. This decrease overall includes better than expected experience of approximately $31,660,000 for group medical and disability, approximately $5,235,000 for life, and worse than expected experience of approximately $3,288,000 for cancer business. The decrease in group medical and disability,

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

 and life is due to conservative estimates in prior year reserves followed by subsequent better than expected claims experience. The increase for cancer is due to a lengthening of the tail in the claims runoff.

The Company discounts cancer reserves and group disability reserves for benefits payable. The reduction in liability due to this discounting, net of reinsurance at December 31, 2015 and 2014, is approximately $82,895,000 and $83,476,000, respectively.

(8)	Notes Payable

Notes payable as of December 31 are summarized as follows (in thousands):

	2015	2014
Lines of credit with Federal Home Loan Bank, maturities
ranging from 2016 to 2024, interest due monthly, rates
ranging from 0.41% to 5.06%, some of which are subject
to conversion to an adjustable rate	$521,500	521,500
4.32% promissory note due in monthly installments of
approximately $103,000 (including interest) to 2022	14,486	15,080
	$535,986	536,580

AFA has a line of credit with the Federal Home Loan Bank of Topeka in the amount of $521,500,000 at December 31, 2015 and 2014. The line of credit is secured by investment securities pledged as collateral by AFA with a carrying value of approximately $537,739,000 and $573,244,000 at December 31, 2015 and 2014, respectively, which exceeds the collateral required for this line of credit. The pledged securities are held in the Company’s name in a custodial account at United Missouri Bank, N.A. to secure current and future borrowings. To participate in this available credit, AFA has acquired 238,673 shares of Federal Home Loan Bank of Topeka common stock with a total carrying value of approximately $23,867,300 at December 31, 2015.

The Federal Home Loan Bank of Topeka has the option to convert the initial rate of interest to an adjustable rate of interest on many of these lines of credit on the dates listed in the table above. At any time after the Federal Home Loan Bank of Topeka exercises its conversion option, the Company may prepay the advance in full or in part without a fee.

The Company has no unused lines of credit at December 31, 2015.

Interest expense for the years ended December 31, 2015, 2014 and 2013 totaled approximately $17,794,000, $18,532,000, and $19,042,000 respectively, and is included in net investment income as an investment expense in the accompanying consolidated statements of income.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Scheduled maturities (excluding interest) of the above indebtedness at December 31, 2015 are as follows (in thousands):

2016	$130,620
2017	90,647
2018	97,176
2019	705
2020	40,737
Thereafter	176,101
$535,986

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(9)	Income Taxes

    Total 2015, 2014 and 2013 income tax expense in the accompanying consolidated statements of income differs from the federal statutory income tax rate of 35% of income before income taxes, principally due to management fees paid to AFC treated as dividends for financial reporting purposes, the dividends received deduction, nondeductible meals and entertainment expenses, and school construction bond credits and interest income.

The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31 are presented below (in thousands):

	2015	2014
Deferred tax assets:
Other investments	$1,444	1,296
Life and health reserves	33,155	27,758
Other liabilities and assets	3,041	4,090
Litigation accruals	221	275
Compensation and retirement	10,118	8,887
Real estate and equipment	3,717	2,467
Derivative in funds withheld under reinsurance contract	14,786	40,670
Capital lease	1,921	1,256
Total deferred tax assets	68,403	86,699
Deferred tax liabilities:
Fixed maturities	(20,202)	(84,049)
Equity securities	(3,084)	(2,797)
Deferred policy acquisition costs	(142,469)	(127,288)
Due and deferred premiums	(16,056)	(16,966)
Total deferred tax liabilities	(181,811)	(231,100)
Net deferred tax liability	$(113,408)	(144,401)

At December 31, 2015 and 2014, the Company has no capital loss carryforwards.

Management periodically reviews whether a valuation allowance is needed on its total deferred tax assets reported on the consolidated balance sheet based on factors such as past history and trends, projected taxable income, and expiration dates of capital loss carryforwards. Management believes that in 2015 and 2014 it is more likely than not that the results of operations will generate sufficient taxable income to realize its deferred tax assets on the consolidated balance sheet.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The Company and its subsidiaries are included in AFC’s consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its subsidiaries were separate tax-paying entities. As of December 31, 2015, other accounts receivable includes current taxes receivable of approximately $1,090,000, and at December 31, 2014, other accounts payable includes current income taxes payable of approximately $2,361,000.

The Company has no liability for unrecognized income tax benefits or accrued interest related to unrecognized income tax benefits as of December 31, 2015 and 2014. As of December 31, 2015 and 2014, there were no penalties recorded on unrecognized income tax benefits. The Company has no unrecognized income tax benefits as of December 31, 2015 and 2014, which would affect the effective tax rate, if recognized.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company is no longer subject to U.S. federal income tax examinations for years prior to 2012 and state and local income tax examinations for years prior to 2011. The Company is not currently under examination by any taxing authority.

(10)	Other Comprehensive Income (Loss)

The changes in the components of other comprehensive income (loss) are reported net of income taxes for the years indicated, as follows (in thousands):

	Year ended December 31, 2015
	Pretax	Tax	Net
	amount	effect	amount
Unrealized holding gains (losses) on
available-for-sale investments:
Unrealized holding losses, net,
arising during the period	$(106,265)	37,193	(69,072)
Less realized investment gains, net,
excluding impairment losses	(8,746)	3,061	(5,685)
Plus effect on DAC	12,730	(4,456)	8,274
Other comprehensive loss	$(102,281)	35,798	(66,483)

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	Year ended December 31, 2014
	Pretax	Tax	Net
	amount	effect	amount
Unrealized holding gains (losses) on available-for-
sale investments:
Unrealized holding gains, net,
arising during the period	$149,784	(52,424)	97,360
Less realized investment gains, net,
excluding impairment losses	(3,760)	1,316	(2,444)
Plus other-than-temporary
impairment losses recognized in
earnings	334	(117)	217
Plus effect on DAC	(12,000)	4,200	(7,800)
Other comprehensive income	$134,358	(47,025)	87,333

	Year ended December 31, 2013
	Pretax	Tax	Net
	amount	effect	amount
Unrealized holding gains (losses) on available-for-
sale investments:
Unrealized holding losses, net,
arising during the period	$(197,543)	69,140	(128,403)
Less realized investment gains, net,
excluding impairment losses	(7,484)	2,619	(4,865)
Plus other-than-temporary
impairment losses recognized in
earnings	2,318	(811)	1,507
Plus effect on DAC	17,458	(6,110)	11,348
Other comprehensive loss	$(185,251)	64,838	(120,413)

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

At December 31, 2015, 2014 and 2013, the component of accumulated other comprehensive income is as follows (in thousands):

	2015	2014	2013
Unrealized holding gains, net of
deferred tax expense of $(13,914), $(49,712)
and $(2,686) in 2015, 2014 and 2013
respectively, including the effect on DAC of
$1,568, $9,842 and $2,041, net of deferred
tax benefit of $843, $5,299 and $1,099 in
2015, 2014 and 2013 respectively.	$25,841	92,324	4,991
	$25,841	92,324	4,991

(11)	Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the consolidated financial statements. At December 31, 2015 and 2014, reinsurance receivables with a carrying value of approximately $224,618,000 and $204,713,000, respectively, were associated with three reinsurers. In addition, reinsurance receivables of approximately $748,059,000 and $747,964,000 in 2015 and 2014, respectively, were associated with one reinsurer (note 12).

Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $250,000 on domestic individual life coverages to $500,000 on group life and Latin American individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 2015 and 2014, the face amounts of life insurance in force that are reinsured amounted to approximately $8,988,000,000 (approximately 36.1% of total life insurance in force) and $9,611,000,000 (approximately 39.9% of total life insurance in force), respectively.

Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage.

The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances, were approximately $136,533,000, $154,801,000 and $181,212,000 for life and accident and health reinsurance ceded, and approximately $43,546,000, $45,056,000 and $55,905,000 for life and accident and health reinsurance assumed for the years ended December 31, 2015, 2014 and 2013, respectively.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

Reinsurance agreements reduced incurred benefits for life and accident and health policies by approximately $147,209,000, $160,853,000 and $203,227,000 for the years ended December 31, 2015, 2014 and 2013, respectively.

(12)	Acquired Business – Mid-Continent Life Insurance Company

Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid-Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL’s policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America. In 2002, this agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $737,412,000 and $736,705,000 to HLR and maintaining a funds withheld liability at December 31, 2015 and 2014, respectively.

Under the terms of the agreement with the receiver, the Company has guaranteed that the amount of premiums charged under the assumed “Extra-Life” contracts will not increase during the 17-year period beginning December 31, 2000. The Company had also guaranteed that the current dividend scale on the assumed “Extra-Life” contracts shall not be reduced or eliminated during the five-year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed “Extra-Life” contracts are no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma.

As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.

The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years, because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

 the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a material impact on the value of the SPR. The SPR was approximately $378,749,000 and $378,454,000 for 2015 and 2014, respectively.

Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company through an experience refund account. The experience refund account is calculated as premium income plus investment income less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to the Company and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. DAC taxes are excluded from the experience refund and loss carryforward calculations and are settled quarterly. There was no experience refund earned by the Company in 2015 and 2014. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying consolidated statements of income. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by the terms of the agreement. Investment income on the funds withheld is included in the Company’s investment income, and administrative expense allowances paid to the Company are reported as a reduction of the Company’s expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying consolidated statements of income.

(13)	Employee Benefit Plans

The Company participates in a pension plan (the Plan), sponsored by AFC and is not directly liable for obligations under the Plan.  The Plan covers all employees who have satisfied longevity and age requirements. The Company’s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The Company contributed approximately $7,558,000, $10,193,000 and $7,398,000 to the Plan during the years ended December 31, 2015, 2014 and 2013, respectively.

The Company participates in a defined-contribution thrift and profit sharing plan as provided under Section 401(a) of the Internal Revenue Code (the Code), which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $6,909,000, $3,293,000 and $2,837,000 to this plan during the years ended December 31, 2015, 2014 and 2013, respectively.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(14)	Commitments and Contingencies

Rent expense for office space and equipment for the years ended December 31, 2015, 2014 and 2013 was approximately $28,001,000, $25,541,000 and $21,893,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The aggregate minimum annual rental commitments as of December 31, 2015 under noncancelable long-term leases are as follows (in thousands):

2016	$11,330
2017	11,219
2018	9,202
2019	8,975
2020	8,568
Thereafter	144,234

The Company has outstanding mortgage loan commitments of approximately $37,836,000 and $34,365,000 at December 31, 2015 and 2014, respectively.

The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available which could result in changes to the estimated liabilities. As of December 31, 2015 and 2014, liabilities for guaranty association assessments totaled approximately $5,128,000.  Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2015, 2014 and 2013.

American Fidelity Assurance Company entered into an agreement with 9000 Broadway LLC, a related party, on December 31, 2012. This lease is being recorded and accounted for as a capital lease. In 2014, there was a reduction in capital lease asset, capital lease obligation and lease term due to a lease modification that was effective January 1, 2014.  The capital lease asset is being depreciated over the shorter of the useful life of the asset or the lease term of 20 years. The capital lease obligation will be repaid monthly over the 20-year term.  As of December 31, 2015 and 2014, under the modified lease agreement, the capital lease asset of approximately $39,516,000 and $41,712,000, respectively, and the corresponding capital lease obligation of approximately $45,004,000 and $45,299,000, respectively, are included on the consolidated balance sheet.

In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. The Company expects that the ultimate liability, if any, with respect to other lawsuits, after consideration of the reserves maintained, will not be material to the Company’s financial position.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

(15)	Related-Party Transactions

The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month’s notice. During the years ended December 31, 2015, 2014 and 2013, rentals paid under these leases were approximately $9,374,000, $8,265,000 and $7,388,000, respectively.

During the years ended December 31, 2015, 2014 and 2013, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $9,988,000, $9,429,000 and $8,963,000, respectively.

During the years ended December 31, 2015, 2014 and 2013, the Company paid management fees to AFC totaling approximately $6,316,000, $6,501,000 and $6,322,000, respectively.

The Company leases office space from subsidiaries of AFC. The rent payments associated with the leases were approximately $14,671,000, $12,461,000 and $10,970,000 in 2015, 2014 and 2013, respectively.

During 2015, 2014 and 2013, the Company paid cash dividends to AFC of approximately $35,000,000, $35,000,000 and $40,000,000, respectively.

During 2015, 2014 and 2013, the Company entered into three-year software lease agreements with AFC. Lease expense related to the agreements was approximately $5,449,000, $4,920,000 and $4,411,000 for the years ended December 31, 2015, 2014 and 2013, respectively, and is included in selling costs and other operating, administrative, and general expenses.

(16)	Subsequent Events

The Company has evaluated events through April 15, 2016, the date the consolidated financial statements were issued.

(17)	Segment Information

The Company’s reportable segments are its strategic business units. AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations. AFES specializes in voluntary insurance products such as disability income, tax-sheltered annuities, life insurance, dread disease and accident only policies, which are marketed to public school employees. The Strategic Alliances Division focuses on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability. The Life Division markets individual life products through the internet and through independent brokers. All segments consist of business primarily sold throughout the United States of America. The American Public Life OKC Division (APL – OKC) was formed in 2009 to focus on the brokerage business that was previously a part of AWD.

Assets and related investment income are allocated based upon related insurance reserves that are backed by such assets. Other operating expenses are allocated in relation to the mix of related revenues.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

The following summary represents revenues and pretax income from continuing operations and identifiable assets for the Company’s reportable segments as of and for the years ended December 31, 2015, 2014 and 2013 (in thousands):

	Year ended December 31
	2015	2014	2013
Revenue:
American Fidelity Education Services
Division	$684,055	631,914	607,397
Association Worksite Division	144,823	135,395	126,423
American Public Life OKC Division	16,836	18,784	19,783
Strategic Alliances Division	71,357	81,826	101,577
Life Division	(56,466)	92,458	(56,106)
Noninsurance operations	1,548	1,864	1,745
Total consolidated revenue	$862,153	962,241	800,819
Premiums and annuity and universal
life considerations:
American Fidelity Education Services
Division	$550,933	517,473	490,006
Association Worksite Division	131,575	124,696	112,170
American Public Life OKC Division	15,665	18,773	21,634
Strategic Alliances Division	72,219	82,010	104,436
Life Division	5,329	6,260	6,952
Noninsurance operations	—	—	—
Total consolidated premiums
and annuity and universal
life considerations	$775,721	749,212	735,198

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	Year ended December 31
	2015	2014	2013
Net investment income and net
realized investment gains:
American Fidelity Education Services
Division	$121,281	110,347	107,228
Association Worksite Division	9,318	7,468	8,733
American Public Life OKC Division	734	644	1,061
Strategic Alliances Division	2,833	2,453	3,116
Life Division	(68,628)	70,955	(67,058)
Noninsurance operations	—	—	—
Total consolidated net
investment income	$65,538	191,867	53,080
Amortization of deferred policy
acquisition costs:
American Fidelity Education Services
Division	$37,476	32,054	54,827
Association Worksite Division	13,957	10,054	5,796
American Public Life OKC Division	3,291	3,024	1,057
Strategic Alliances Division	—	—	—
Life Division	1,665	277	1,371
Noninsurance operations	—	—	—
Total consolidated
amortization of deferred
policy acquisition costs	$56,389	45,409	63,051
Pretax earnings (loss):
American Fidelity Education Services
Division	$110,523	117,461	117,135
Association Worksite Division	27,018	19,333	21,259
American Public Life OKC Division	(3,090)	(1,916)	(3,835)
Strategic Alliances Division	5,294	9,800	13,454
Life Division	15,806	19,802	10,215
Noninsurance operations	(159)	(28)	(343)
Total consolidated pretax
earnings	$155,392	164,452	157,885

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2015 and 2014

	December 31
	2015	2014
Total assets:
American Fidelity Education Services Division	$4,845,896	4,650,104
Association Worksite Division	506,866	439,423
American Public Life OKC Division	44,279	44,182
Strategic Alliances Division	114,149	146,938
Life Division	1,325,653	1,469,002
Noninsurance operations	98	72
Total consolidated assets	$6,836,841	6,749,721

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Schedule III – Supplementary Insurance Information

Years ended December 31, 2015 and 2014

	2015	2014
Deferred policy acquisition costs:
American Fidelity Education Services Division	$433,963	388,372
Association Worksite Division	88,990	79,615
American Public Life OKC Division	9,112	12,235
Strategic Alliances Division	—	—
Life Division	17,305	16,685
Noninsurance operations	—	—
	$549,370	496,907
Reserves for future policy benefits:
American Fidelity Education Services Division	$697,009	641,682
Association Worksite Division	138,887	133,776
American Public Life OKC Division	12,908	12,777
Strategic Alliances Division	58,913	71,881
Life Division	925,345	913,953
Noninsurance operations	—	—
	$1,833,062	1,774,069
Unearned premiums:
American Fidelity Education Services Division	$6,028	5,207
Association Worksite Division	861	743
American Public Life OKC Division	144	128
Strategic Alliances Division	166	148
Life Division	355	305
Noninsurance operations	—	—
	$7,554	6,531
Benefits payable:
American Fidelity Education Services Division	$141,290	140,468
Association Worksite Division	25,263	25,998
American Public Life OKC Division	4,834	5,042
Strategic Alliances Division	7,375	7,266
Life Division	12,163	9,677
Noninsurance operations	—	—
	$190,925	188,451

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Schedule III – Supplementary Insurance Information

Years ended December 31, 2015 and 2014

	2015	2014	2013
Premium revenue and annuity and
universal life considerations:
American Fidelity Education Services
Division	$550,933	517,473	490,006
Association Worksite Division	131,575	124,696	112,170
American Public Life OKC Division	15,665	18,773	21,634
Strategic Alliances Division	72,219	82,010	104,436
Life Division	5,329	6,260	6,952
Noninsurance operations	—	—	—
	$775,721	749,212	735,198
Net investment income and net realized
investment gains:
American Fidelity Education Services
Division	$121,281	110,347	107,228
Association Worksite Division	9,318	7,468	8,733
American Public Life OKC Division	734	644	1,061
Strategic Alliances Division	2,833	2,453	3,116
Life Division	(68,628)	70,955	(67,058)
Noninsurance operations	—	—	—
	$65,538	191,867	53,080
Benefits, claims, losses, and
settlement expenses:
American Fidelity Education Services
Division	$352,555	326,769	317,962
Association Worksite Division	55,763	53,923	44,989
American Public Life OKC Division	7,596	7,297	9,676
Strategic Alliances Division	48,996	53,889	52,616
Life Division	(63,997)	75,775	(64,429)
Noninsurance operations	—	—	—
	$400,913	517,653	360,814
Amortization of deferred policy
acquisition costs:
American Fidelity Education Services
Division	$37,476	32,054	54,827
Association Worksite Division	13,957	10,054	5,796
American Public Life OKC Division	3,291	3,024	1,057
Strategic Alliances Division	—	—	—
Life Division	1,665	277	1,371
Noninsurance operations	—	—	—
	$56,389	45,409	63,051

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Schedule III – Supplementary Insurance Information

Years ended December 31, 2015 and 2014

	2015	2014	2013
Other operating expenses:
American Fidelity Education Services
Division	$120,250	106,450	99,804
Association Worksite Division	25,241	25,349	23,893
American Public Life OKC Division	3,458	4,047	5,466
Strategic Alliances Division	4,008	4,292	4,041
Life Division	4,212	3,889	3,795
Noninsurance operations	1,352	1,620	1,831
	$158,521	145,647	138,830

See accompanying report of independent registered public accounting firm.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Schedule IV – Reinsurance
Years ended December 31, 2015, 2014 and 2013
(In thousands)
					Percentage
		Ceded	Assumed		of amount
	Gross	to other	from other	Net	assumed
	amount	companies	companies	amount	to net
Year ended December 31, 2015:
Life insurance in force	$24,917,319	8,988,044	7,682	15,936,957	0.05%
Premiums:
Life insurance	$139,837	50,948	30	88,919	0.03%
Accident and health insurance	728,871	85,585	43,516	686,802	6.34
Total premiums	$868,708	136,533	43,546	775,721	5.61%
Year ended December 31, 2014:
Life insurance in force	$24,050,279	9,611,320	29,292	14,468,251	0.20%
Premiums:
Life insurance	$139,049	52,535	46	86,560	0.05%
Accident and health insurance	719,908	102,266	45,010	662,652	6.79
Total premiums	$858,957	154,801	45,056	749,212	6.01%
Year ended December 31, 2013:
Life insurance in force	$23,391,025	9,780,628	29,771	13,640,168	0.22%
Premiums:
Life insurance	$140,361	65,220	47	75,188	0.06%
Accident and health insurance	720,144	115,992	55,858	660,010	8.46
Total premiums	$860,505	181,212	55,905	735,198	7.60%
See accompanying report of independent registered public accounting firm.

PART C

OTHER INFORMATION

ITEM 24 -- FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are included in Part B of this registration statement:

AMERICAN FIDELITY SEPARATE ACCOUNT A

Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2015
Statement of Operations for the Year Ended December 31, 2015
Statement of Changes in Net Assets for the Years Ended December 31, 2015 and 2014
Financial Highlights
Notes to Financial Statements

AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2015 and 2014
Consolidated Statements of Income for the Years Ended December 31, 2015, 2014 and 2013
Consoidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2015, 2014 and 2013
Consolidated Statements of Stockholder’s Equity for the Years Ended December 31, 2015, 2014 and 2013
Consolidated Statements of Cash Flows for the Years Ended December 31, 2015, 2014 and 2013
Notes to Consolidated Financial Statements
Schedule III - Supplementary Insurance Information
Schedule IV - Reinsurance

(b) Exhibits

Exhibit
Number
1.1	-
Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant.  Incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

1.2	-
Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust.  Incorporated by reference to Exhibit 1.2 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

1.3	-
Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust.  Incorporated by reference to Exhibit 1.3 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

3	-
Amended and Restated Principal Underwriter’s Agreement between the Registrant, American Fidelity Securities, Inc. and American Fidelity Assurance Company, effective as of July 10, 2006.  Incorporated by reference to Exhibit 3 to Post-Effective Amendment No. 55 to Registrant’s registration statement on Form N-4 filed on April 30, 2007.

3.1	-
Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated April 20, 2012.  Incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 60 to Registrant’s registration statement on Form N-4 filed on April 30, 2012.

4.1	-	Form of Variable Annuity Master Contract. Incorporated by reference to Exhibit 4.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

4.2	-
Form of Variable Annuity Contract Certificate.  Incorporated by reference to Exhibit 4.2 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

5	-	Forms of Variable Annuity Application. Incorporated by reference to Exhibit 5 to Post- Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

6.1	-
Articles of Incorporation of American Fidelity Assurance Company, as amended.  Incorporated by reference to Exhibit 6.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

6.2	-
Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.  Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 42 to Registrant’s registration statement on Form N-4 filed on April 24, 1998.

8.1	-
Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.  Incorporated by reference to Exhibit 8.1 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015

8.2	-
Amendment to Participation Agreement (22c-2 Agreement) dated July 12, 2006 to Participation Agreement dated March 30, 2005 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015

8.3	-
Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010. Assurance Company.  Incorporated by reference to Exhibit 8.3 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015

8.4	-
Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended. Incorporated by reference to Exhibit 8.4 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015

8.5*	Investment Consultant Agreement effective October 1, 2014 between American Fidelity Assurance Company and Asset Services Company, L.L.C.

8.6*	First Amendment to Investment Consultant Agreement between American Fidelity Assurance Company and Asset Services Company, L.L.C., effective January 1, 2015.

9*	-	Opinion and Consent of Counsel.

10*	-	Consent of Independent Registered Public Accounting Firm.

99*	-	Relationship chart.

* Filed herewith.

ITEM 25 -- DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the executive officers and directors of American Fidelity Assurance Company (“AFA”):

Name and Business Address	Positions and Offices with AFA
Gregory S. Allen 1515 London Road Charlottesville, Virginia 22901	Director
John M. Bendheim, Jr. 361 Canon Drive Beverly Hills, California 90210	Director
Robert D. Brearton 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Executive Vice President, Chief Financial Officer, Treasurer
Lynda L. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director
William M. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Chairman of the Board, Chief Executive Officer, Director
David R. Carpenter 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	President, Chief Operations Officer
William E. Durrett 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Chairman of the Board, Director
Charles R. Eitel 2513 Spicebush Lane Naples, Florida 34105	Director
Theodore M. Elam 10th Floor, Two Leadership Square 211 North Robinson Oklahoma City, Oklahoma 73102	Director
Christopher T. Kenney 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Vice President, General Counsel, Secretary

Paula Marshall 2727 East 11th Street Tulsa, Oklahoma 74104	Director
Tom J. McDaniel 9000 Cameron Parkway Oklahoma City, OK 73114	Director
Stephen M. Prescott, M.D. 825 N.E. 13th St. Oklahoma City, OK 73104	Director
Gary E. Tredway 9000 Cameron Parkway Oklahoma City, OK 73114	Executive Vice President

ITEM 26 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR  REGISTRANT

A relationship chart is included as Exhibit 99.  The subsidiaries of American Fidelity Assurance Company reflected in the chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.

ITEM 27 -- NUMBER OF CONTRACT OWNERS

As of March 31, 2016, there were 8,632 owners of qualified contracts offered by Separate Account A and no owners of non-qualified contracts offered by Separate Account A.

ITEM 28 -- INDEMNIFICATION

The Bylaws of American Fidelity Assurance Company (Article VIII, Section 3) provide, in part, that:

(a)           American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.

(b)           American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company.  The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company.  Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

(c)           To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with such defense.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29 -- PRINCIPAL UNDERWRITERS

(a) American Fidelity Securities, Inc. is the sole underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.

(b) The following persons are the officers and directors of American Fidelity Securities.  The principal business address for each of the following officers and directors is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.

Name and Principal Business Address	Positions and Offices with Underwriter
Timothy H. Bolden	Vice-President AML Investment Company and Variable Contract Products Principal
David R. Carpenter	Director, Chairman and Chief Executive Officer; Investment Company and Variable Contract Products Principal
Cherie L. Horsfall	Assistant Vice President and Operations Officer; Investment Company and Variable Contract Products Principal
Christopher T. Kenney	Director, President, Chief Operating Officer and Secretary; Investment Company and Variable Contract Products Principal
David M. Robinson	Assistant Vice President and Chief Compliance Officer; Investment Company and Variable Contract Products Principal
Shirley K. Williams	Assistant Vice President, Chief Financial Officer and Treasurer; Financial and Operations Principal

(c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. from the Registrant in 2015 were $86,322, representing the 3% sales fee deducted from purchase payments to the Registrant.  It received no other commission or compensation from or on behalf of the Registrant during the year.

ITEM 30 -- LOCATION OF ACCOUNTS AND RECORDS

The name and address of the person who maintains physical possession of the accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940 are:

David R. Carpenter
President and Chief Operations Officer
American Fidelity Assurance Company
9000 Cameron Parkway Oklahoma City, Oklahoma 73114

ITEM 31 -- MANAGEMENT SERVICES

Not applicable.

ITEM 32 -- UNDERTAKINGS

UNDERTAKINGS

The Registrant hereby undertakes to:

(a)
file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)
include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)	deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS

American Fidelity Assurance Company hereby represents that the fees and charges deducted under the Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.

American Fidelity Assurance Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that American Fidelity Assurance Company has:

1. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instructed sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 28, 2016.

AMERICAN FIDELITY SEPARATE ACCOUNT A (Registrant)
By:	American Fidelity Assurance Company (Depositor)
By:	/S/David R. Carpenter
David R. Carpenter, President
AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)
By:	/S/David R. Carpenter
David R. Carpenter, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.  Each of the undersigned hereby appoints David R. Carpenter and Robert D. Brearton, individually, as his/her true and lawful attorney-in-fact with full power to sign for him/her, in his/her name as officer or director, or both, of American Fidelity Assurance Company, a post-effective amendment to registration statement (and any and all amendments thereto, including additional post-effective amendments) on Form N-4 to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

Signature		Title

/S/Gregory S. Allen Gregory S. Allen	April 6, 2016 Date	Director
/S/John M. Bendheim Jr.	April 11, 2016
John M. Bendheim, Jr.	Date	Director

/S/Robert D. Brearton	April 11, 2016
Robert D. Brearton	Date	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
/S/Lynda L. Cameron	April 11, 2016
Lynda L. Cameron	Date	Director

William M. Cameron	Date	Chairman, Chief Executive Officer and Director

/S/David R. Carpenter	April 26, 2016
David R. Carpenter	Date	President and Chief Operations Officer (Principal Executive Officer)

/S/William E. Durrett	April 13, 2016
William E. Durrett	Date	Senior Chairman of the Board and Director

/S/Theodore M. Elam	April 7, 2016
Theodore M. Elam	Date	Director

/S/Charles R. Eitel	April 26, 2016
Charles R. Eitel	Date	Director

/S/Paula Marshall	April 21, 2016
Paula Marshall	Date	Director

/S/Tom J. McDaniel	April 7, 2016
Tom J. McDaniel	Date	Director

/S/Stephen M. Prescott	April 8, 2016
Stephen M. Prescott	Date	Director

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION	METHOD OF FILING
1.1	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant.	Incorporated by reference
1.2	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust.	Incorporated by reference
1.3	Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust.	Incorporated by reference
3	Amended and Restated Principal Underwriter’s Agreement between the Registrant, American Fidelity Securities, Inc. and American Fidelity Assurance Company, effective as of July 10, 2006.	Incorporated by reference
3.1
Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated April 20, 2012.
Incorporated by reference
4.1	Form of Variable Annuity Master Contract.	Incorporated by reference
4.2	Form of Variable Annuity Contract Certificate.	Incorporated by reference
5	Forms of Variable Annuity Application.	Incorporated by reference
6.1	Articles of Incorporation of American Fidelity Assurance Company, as amended.	Incorporated by reference
6.2	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.	Incorporated by reference
8.1	Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.	Incorporated by reference
8.2
Amendment to Participation Agreement (22c-2 Agreement) dated July 12, 2006 to Participation Agreement dated March 30, 2015 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.
Incorporated by reference
8.3
Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010.
Incorporated by reference
8.4
Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended.

Incorporated by reference
8.5	Investment Consultant Agreement effective October 1, 2014 between American Fidelity Assurance Company and Asset Services Company, L.L.C.	Filed herewith
8.6	First Amendment to Investment Consultant Agreement between American Fidelity Assurance Company and Asset Services Company, L.L.C., effective January 1, 2015.	Filed herewith
9	Opinion and Consent of Counsel.	Filed herewith
10	Consent of Independent Registered Public Accounting Firm.	Filed herewith
99	Relationship chart.	Filed herewith